Exhibit 99.2

THE ROSEN LAW FIRM, P.A.
Laurence M. Rosen (SBN 219683)
355 S. Grand Avenue, Suite 2450
Los Angeles, California 90071
Telephone: (213) 785-2610
Facsimile: (213) 226-4684
Email: lrosen@rosenlegal.com
LEVI & KORSINSKY, LLP
Adam M. Apton (SBN 316506)
1160 Battery Street East, Suite 100 - #3425
San Francisco, CA 94111
Telephone: (415) 373-1671
Facsimile: (415) 484-1294
Email: aapton@zlk.com

Counsel for Plaintiffs
[Additional counsel appear on signature page.]

BRAGAR EAGEL & SQUIRE, P.C.
Melissa A. Fortunato (SBN 319767)
Email: fortunato@bespc.com
Marion C. Passmore
Email: passmore@bespc.com
580 California Street, Suite 1200
San Francisco, CA 94104
Telephone: (415) 568-2124
Facsimile: (212) 214-0506

STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE
CASE NO. 3:25-CV-02036-TLT

UNITED STATES DISTRICT COURT NORTHERN
DISTRICT OF CALIFORNIA

JEFFREY EDELMAN, JAYSEN STEVENSON, and CHRISTIAN JACOBSEN, Derivatively on Behalf of CareDx, Inc.,
Plaintiffs,
v.
GEORGE BICKERSTAFF, FRED COHEN, CHRISTINE COURNOYER, GRACE E. COLÓN, ANKUR DHINGRA, MICHAEL D. GOLDBERG, WILLIAM HAGSTROM, PETER MAAG, REGINALD SEETO, RALPH SNYDERMAN, ARTHUR A. TORRES, and HANNAH VALANTINE,
Individual Defendants,
-and-
CAREDX, INC.,
Nominal Defendant.
Case No. 3:25-cv-02036-TLT (Shareholder Derivative Action) STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE

STIPULATION AND AGREEMENT OF COMPROMISE, SETTLEMENT, AND RELEASE
CASE NO. 3:25-CV-02036-TLT

Nominal defendant CareDx, Inc. (“CareDx” or the “Company”), Defendants George Bickerstaff, Fred Cohen, Christine Cournoyer, Grace E. Colón, Ankur Dhingra, Michael D. Goldberg, William Hagstrom, Peter Maag, Reginald Seeto, Ralph Snyderman, Arthur A. Torres, and Hannah Valentine (the “Individual Defendants,” and together with CareDx, the “Defendants”), Plaintiffs Jeffrey Edelman, Jaysen Stevenson, and Christian Jacobsen (the “Derivative Plaintiffs”) in the above-captioned shareholder derivative action (the “Derivative Action”), and Plaintiff Edward W. Burns IRA (the “Burns Plaintiff”)1 in the shareholder derivative action entitled Edward W. Burns IRA v. Goldberg, et al., Case No. 2024-0282-NAC (Del. Ch.) (the “Burns Action”)2, by and through their undersigned counsel, have reached this Stipulation and Agreement of Compromise, Settlement, and Release (with the exhibits hereto, the “Stipulation”), subject to approval by the United States District Court for the Northern District of California (the “Court”) on the terms and subject to the conditions set forth herein:
WHEREAS, on March 14, 2023, the Burns Plaintiff sent CareDx a demand to inspect certain Company books and records pursuant to 8 Del. C. § 220;
WHEREAS, following the Company’s production of documents, the Burns Plaintiff filed the Burns Action in the Delaware Court of Chancery on March 20, 2024, alleging breach of fiduciary duties, unjust enrichment, aiding and abetting breaches of fiduciary duty, and waste of corporate assets against the Individual Defendants;
WHEREAS, on February 26, 2025, the Derivative Plaintiffs filed the Derivative Action against Defendants alleging breaches of fiduciary duty, unjust enrichment, insider trading, and violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 in this Court (ECF 1);
WHEREAS, on April 1, 2025, the Parties engaged in a mediation before the Hon. Gary Feess (Ret.) of Phillips ADR Enterprises. Following the mediation, the Parties continued to engage in settlement discussions;
WHEREAS, on July 22, 2025, the Parties reached an agreement in principle as to the terms of a proposed settlement (the “Proposed Settlement”). If approved by the Court, the
1 The Derivative Plaintiffs and the Burns Plaintiff shall be referred to collectively herein as the “Plaintiffs,” and together with the Defendants, the “Parties.”
2 Although filed only in the Derivative Action, this Stipulation and Settlement also resolves the Burns Action, subject to Court approval.

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Proposed Settlement will fully resolve all claims and defenses asserted by the Parties in the Derivative Action as well as in the Burns Action;
WHEREAS, on September 9, 2025, the Parties participated in a mediation session before Jed D. Melnick, Esq., a nationally regarded JAMS mediator, to mediate the attorneys’ fees negotiation. The mediation was unsuccessful. The Parties finalized the Settlement without an attorneys’ fees component. If the Court preliminarily approves the Settlement, Derivative Plaintiffs’ Counsel will file a fee and expense application (“Fee and Expense Application”) simultaneously with Plaintiffs’ motion for final approval of the Settlement, which Defendants will oppose. The Court will determine whether to approve Plaintiffs’ Counsel’s Fee and Expense Application or some other amount the Court deems appropriate.
WHEREAS, the Derivative Plaintiffs and the Burns Plaintiff commenced the Derivative Action and the Burns Action, respectively, in good faith and continue to believe that the derivative claims have legal merit, and the entry by the Derivative Plaintiffs and the Burns Plaintiff into this Stipulation is not an admission as to a lack of any merit of any derivative claims asserted or that could be asserted in the Derivative Action or the Burns Action;
WHEREAS, each of the Defendants has denied, and continues to deny, that he, she or it committed any breach of duty, breached any other law, or engaged in any of the wrongful acts alleged in the Derivative Action or in the Burns Action, expressly maintains that he, she or it diligently and scrupulously complied with his or her fiduciary and other legal duties, to the extent such duties exist, and further believes that the Derivative Action and the Burns Action are without merit and that he, she or it has meritorious defenses to all claims alleged in the Derivative Action and the Burns Action, and is entering into this Stipulation and the Settlement solely to eliminate the burden, expense, and uncertainties inherent in further litigation;
WHEREAS, the Parties wish to settle and resolve the claims asserted by Plaintiffs in the Derivative Action and the Burns Action, and the Parties have, following arm’s-length negotiations, reached an agreement in principle as set forth in this Stipulation, providing for the settlement of the Derivative Action and the Burns Action on the terms and subject to the conditions set forth below, and the Parties believe the Settlement is in the best interests of the Parties and CareDx;

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WHEREAS, CareDx’s Board of Directors, including each of its independent, non-defendant directors, in a good faith exercise of business judgment, has determined that: (i) the Settlement confers a substantial benefit upon CareDx and its stockholders; and (ii) the Settlement, and each of its terms, is in all respects fair, reasonable, and in the best interests of CareDx and its stockholders.
NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Parties that, in consideration of the benefits afforded herein, the Derivative Action and the Burns Action shall be fully and finally compromised and settled, that the Released Claims (as defined below) shall be released as against the Released Parties (as defined below), and that the Derivative Action and the Burns Action shall be dismissed with prejudice, upon and subject to the following terms and conditions, and further subject to the approval of the Court pursuant to Federal Rule of Civil Procedure 23.1:
DEFINITIONS
1.In addition to the terms defined elsewhere in this Stipulation, the following terms used in this Stipulation have the meanings specified below:
(i)“Change in Control” means any one person or entity, or more than one person or entity acting as a group (as defined in Rule 13d-3 of the Securities and Exchange Act of 1934, as amended), acquiring beneficial ownership (as determined in accordance with Rule 13d-3 of the Securities and Exchange Act of 1934, as amended) of stock of the Company that, together with stock previously beneficially owned held by the acquiror, constitutes more than fifty (50%) percent of the total fair market value or total voting power of the Company’s stock. If any one person or entity, or more than one person or entity acting as a group, is considered to beneficially own more than fifty (50%) percent of the total fair market value or total voting power of the Corporation’s stock, the acquisition of beneficial ownership of additional stock by the same person or entity or persons or entities acting as a group does not cause a Change in Control. An increase in the percentage of stock beneficially owned by any one person or entity, or persons or entities acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property, is treated as an acquisition of stock.
(ii)“Corporate Governance Reforms” means the corporate governance reforms set forth in Exhibit A to this Stipulation.
(iii)“Court” means the U.S. District Court for the Northern District of California.
(iv)“Defendants’ Counsel” means Willkie Farr & Gallagher LLP.
(v)“Defendants’ Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, offsets, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown, asserted or unasserted, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, which were or which could have been asserted by any of the Defendant Releasing Parties in any

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court, tribunal, forum or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, and which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, (a) the actions, inactions, deliberations, discussions, decisions, votes, or any other conduct of any kind by any of the Released Plaintiffs, relating in any way to any agreement, transaction, occurrence, conduct, or fact alleged or set forth in the Derivative Action or the Burns Action, or (b) the commencement, prosecution, defense, mediation or settlement of the Derivative Action or the Burns Action; provided, however, for the avoidance of doubt, that Defendants’ Released Claims shall not include any claims to enforce the Settlement.
(vi)“Defendant Releasing Parties” means Defendants, Defendants’ Counsel, and their respective agents, spouses, heirs, predecessors, successors, transferors, transferees, personal representatives, representatives, parents, subsidiaries, affiliates, partners, investors, advisors, and assigns.
(vii)“Final Approval” with respect to the approval of the Settlement by a court means the later of: (a) the expiration of the time for the filing or noticing of an appeal or motion for reargument or rehearing from the court’s order and final judgment approving the material terms of the Settlement without such appeal or motion having been made; (b) the date of final affirmance of the court’s order and final judgment on any appeal or reargument or rehearing; or (c) the final dismissal of any appeal.
(viii)“Plaintiffs’ Counsel” means (a) Levi & Korsinsky, LLP, (b) The Rosen Law Firm, P.A., (c) Bragar Eagel & Squire, P.C., and (d) Rigrodsky Law, P.A.
(ix)“Plaintiffs’ Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, offsets, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown, asserted or unasserted, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, that Plaintiffs Releasing Parties asserted or could have asserted on behalf of nominal defendant CareDx Inc. in the Derivative Action or the Burns Action in any court, tribunal, forum or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, and which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, (i) the actions, inactions, deliberations, discussions, decisions, votes, or any other conduct of any kind by any of the Released Defendants, relating in any way to any agreement, transaction, occurrence, conduct, or fact alleged or set forth in the Derivative Action or the Burns Action, or (ii) the commencement, prosecution, defense, mediation or settlement of the Derivative Action or the Burns Action; provided, however, for the avoidance of doubt, that Plaintiffs’ Released Claims shall not include any claims to enforce this Settlement.
(x)“Plaintiff Releasing Parties” means Plaintiffs, CareDx, Plaintiffs’ Counsel, and each and every CareDx stockholder derivatively on behalf of CareDx, and their respective agents, spouses, heirs, predecessors, successors, transferors, transferees, personal or legal representatives, parents, subsidiaries, employees, affiliates, partners, investors, advisors, insurers, and assigns.
(xi)“Preliminary Approval Order” means the order by the Court preliminarily approving: (a) the Settlement set forth in this Stipulation; (b) the form and manner of providing notice of the Settlement to current CareDx shareholders; and (c) a date for the Settlement Hearing.
(xii)“Released Claims” means Plaintiffs’ Released Claims and Defendants’ Released Claims.
(xiii)“Released Defendants” means: (a) Defendants, including nominal defendant CareDx, and any and all of their and CareDx’s respective former, current, or future agents, parents, controlling persons, general or limited partners, members, managers, managing members, direct or indirect equity holders, subsidiaries, affiliates, employees, officers, directors, predecessors, successors, attorneys, heirs, successors in interest, assigns, insurers, reinsurers, consultants,

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other personal or legal representatives and servants; (b) for each and all of the persons identified in the foregoing clause, any and all of their respective past or present trusts, foundations, investors, insurers, reinsurers, partnerships, general or limited partners or partnerships, joint ventures, member firms, limited liability companies, corporations, parents, controlling persons, subsidiaries, divisions, direct or indirect affiliates, associated entities, stockholders, members, managing members, managing agents, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion, underwriters, brokers, dealers, lenders, commercial bankers, attorneys in fact, counsel, accountants and associates that are not natural persons; (c) for each and all of the persons identified in the foregoing clauses of this Section that are not natural persons, any and all of their respective past or present trustees, agents, employees, fiduciaries, partners, controlling persons, principals, officers, managers, directors, managing directors, members, managing members, managing agents, financial or investment advisors, advisors, consultants, brokers, dealers, lenders, attorneys in fact, counsel, accountants, and associates who are natural persons; (d) for each and all of the persons identified in the foregoing clauses of this Section that are not natural persons, their respective successors and assigns; (e) for each and all of the persons identified in the foregoing clauses of this Section who are natural persons, all their past or present family members or spouses, and the heirs, executors, estates, administrators, personal or legal representatives, assigns, beneficiaries, and distributees of any of the foregoing; and (f) Defendants’ Counsel.
(xiv)“Released Parties” means the Released Plaintiffs and the Released Defendants.
(xv)“Released Plaintiffs” means Plaintiffs, Plaintiffs’ Counsel, and any and all of their former, current or future agents, parents, controlling persons, general or limited partners, members, managers, managing members, direct or indirect equity holders, subsidiaries, affiliates, employees, officers, directors, predecessors, successors, attorneys, heirs, successors in interest, assigns, insurers, reinsurers, consultants, other personal or legal representatives, servants, respective past or present family members, spouses, agents, fiduciaries, partners, corporations, direct or indirect affiliates, bankers, estates, and advisors.
(xvi)“Releasing Parties” means the Plaintiff Releasing Parties and the Defendant Releasing Parties.
(xvii)“Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement.
(xviii)“Unknown Claims” means any Released Claim which the Releasing Party does not know or suspect exist in his, her, or its favor at the time of the Released Claims as against the Released Parties, including without limitation those which, if known by him, her or it, might have affected his, her or its release of the Released Parties or decision(s) to enter into or object to the Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, the Parties shall expressly waive, and each Releasing Party shall, by operation of the Order and Final Judgment, be deemed to have expressly waived, any and all provisions, rights, and benefits conferred by California Civil Code §1542 or any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
The Parties acknowledge that they may hereafter discover facts, legal theories or authorities in addition to or different from those which they or their respective counsel now know or believe to be true with respect to the subject matter of the

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Released Claims or that, had they known, may have affected their decision to enter into this Stipulation, but they are notwithstanding this potential entering into this Stipulation and intend it to be a full, final, and permanent resolution of the matters at issue in the Derivative Action or the Burns Action. The Parties acknowledge, and each Releasing Party shall, by operation of law, be deemed to have acknowledged, that the foregoing waiver and the inclusion of the “Unknown Claims” in the definition of the Plaintiffs’ Released Claims and Defendants’ Released Claims were separately bargained for and was a material element of the Settlement.
RELEASES
2.Upon Final Approval, Plaintiff Releasing Parties, by operation of the Settlement and to the fullest extent permitted by law, shall completely, fully, finally and forever release, relinquish, settle and discharge each and all of the Released Defendants from any and all of Plaintiffs’ Released Claims.
3.Upon Final Approval, Defendant Releasing Parties, by operation of the Settlement and to the fullest extent permitted by law, shall completely, fully, finally and forever release, relinquish, settle and discharge each and all of the Released Plaintiffs from any and all of Defendants’ Released Claims.
4.The Settlement is intended to extinguish all of the Released Claims and, consistent with such intention, upon Final Approval, the Parties shall waive and relinquish, to the fullest extent permitted by law, the provisions, rights, and benefits of any state, federal, or foreign law or principle of common law, which may have the effect of limiting the Released Claims. This shall include a waiver of any rights pursuant to California Civil Code § 1542 (and equivalent, comparable, or analogous provisions of the laws of the United States or any state or territory thereof, or of the common law), which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR THE RELEASED PARTY.
5.The Plaintiffs acknowledge, and the Releasing Parties shall be deemed by operation of the entry of an Order and Final Judgment (as defined below) approving the Settlement to have acknowledged, that the foregoing waiver was expressly bargained for, is an integral element of the Settlement, and was relied upon by each of the Parties in entering into the Settlement.

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SETTLEMENT CONSIDERATION
6.As a result of the mediation and discussions between and among the Parties, in consideration for the full settlement and release of the Released Claims, and upon Final Approval, CareDx will implement the Corporate Governance Reforms in accordance with paragraphs 8-10 of this Stipulation.
7.In further consideration for the full settlement and release of the Released Claims, Defendants also acknowledge that Plaintiffs’ investigation, preparation, commencement, and prosecution of the Derivative Action and the Burns Action caused CareDx’s adoption, implementation, and maintenance of the Corporate Governance Reforms. Defendants acknowledge and agree that the Corporate Governance Reforms are significant and confer substantial benefits upon CareDx and its shareholders.
IMPLEMENTATION OF THE CORPORATE GOVERNANCE REFORMS
8.Unless specified otherwise in the Stipulation, CareDx will implement the Corporate Governance Reforms within ninety (90) days of Final Approval.
9.Except in the event of willful misconduct, CareDx, upon notice of a potential breach of any of the Corporate Governance Reforms, shall be provided with a reasonable cure period with respect to such Corporate Governance Reform. The Corporate Governance Reforms shall remain in effect for a period of at least four (4) years; provided, however, that the Corporate Governance Reforms shall not be binding upon any successor or acquirer of CareDx in the event of a Change in Control or upon any divested business.
10.CareDx shall have no liability to the extent any of the Corporate Governance Reforms cannot be implemented or maintained due to duly authorized shareholder action, requirements of law, or insolvency of the Company.
PLAINTIFFS’ POSITION REGARDING SETTLEMENT
11.Before the Derivative Action and Burns Action were initiated, counsel for the Derivative Plaintiffs and the Burns Plaintiff conducted investigations into the facts and claims alleged in the Derivative Action and the Burns Action, respectively. After the Derivative Action and Burns Action were initiated, counsel for the Derivative Plaintiffs and the Burns Plaintiff continued their investigation including, among other things, inspecting, analyzing, and reviewing the confidential internal books and records produced by CareDx, as well as the Company’s

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filings with the U.S. Securities and Exchange Commission (“SEC”), press releases, announcements, transcripts of conference calls, and other public statements made by the Company. Plaintiffs continue to believe, supported by the results of their respective counsel’s investigations, that the claims asserted in the Derivative Action and the Burns Action have merit and that their counsel’s investigation supports the claims asserted. However, Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Action and the Burns Action against Defendants through trial and appeals. Plaintiffs have also taken into account the uncertain outcome and the risk of any litigation, especially in complex stockholder litigation such the Derivative Action and the Burns Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their respective counsel are also mindful of the inherent problems of proof under, and possible defenses to, the allegations in the Derivative Action and the Burns Action. Based on these considerations, among others, Plaintiffs believe that the Settlement confers substantial benefits upon CareDx and is in the best interest of CareDx and its shareholders.
DEFENDANTS’ POSITION REGARDING SETTLEMENT
12.Each of the Defendants has expressly denied, and continues to deny, that he, she or it committed or attempted to commit any breach of duty, breached any other law, or engaged in any of the wrongful acts alleged in the Derivative Action or in the Burns Action, expressly maintains that, at all relevant times, he, she or it diligently and scrupulously complied with his, her or its fiduciary and other legal duties, to the extent such duties exist, and further believes that the Derivative Action and the Burns Action are without merit. Nonetheless, Defendants have concluded that further litigation of the Derivative Action and the Burns Action would be protracted, burdensome, and expensive, and that it is desirable and beneficial to them that they secure releases to the fullest extent permitted by law and that the Derivative Action and the Burns Action be fully and finally settled and terminated in the manner and upon the terms and conditions set forth in the Stipulation. Neither the Settlement nor any of the terms of the Stipulation shall be construed or deemed to be evidence of or constitute an admission, concession, or finding of any fault, liability, wrongdoing, or damage whatsoever or the infirmity in the defenses that Defendants have, or could have, asserted.

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STAY OF PROCEEDINGS
13.Pending Final Approval of the Settlement by the Court, Plaintiffs agree that the Derivative Action and the Burns Action shall remain stayed, and Plaintiffs and Plaintiffs’ Counsel agree not to initiate any and all other proceedings other than those incident to the Settlement itself.
14.The Parties will request the Court to order that, pending final determination of whether the Settlement should be approved, Plaintiffs and all CareDx stockholders are barred and enjoined from commencing, prosecuting, instigating or in any way participating in the commencement or prosecution of any action asserting any of the Released Claims, either directly, representatively, derivatively, or in any other capacity, against Defendants or any of the Released Parties.
PRESENTATION OF THE SETTLEMENT TO THE COURT
15.As soon as practicable after this Stipulation has been executed, the Parties shall file the Stipulation, together with its exhibits, to the Court and shall apply for entry of an order, substantially in the form attached hereto as Exhibit B (the “Preliminary Approval Order”), requesting: (i) preliminary approval of the Settlement set forth in the Stipulations; (ii) approval of the form and manner of providing notice of the Settlement to CareDx stockholders, and approval of the forms of notice attached hereto as Exhibit C (the “Notice”) and Exhibit E (the “Summary Notice”); and (iii) a date for the Settlement Hearing.
16.Within seven (7) calendar days after filing of this Stipulation and application for entry of the Preliminary Approval Order with the Court, the parties to the Burns Action shall file a stipulation in the Delaware Chancery Court requesting that the previously-entered stay of proceedings continue pending a determination as to approval of the Settlement by the Court. The parties to the Burns Action shall, within seven (7) calendar days after entry of the Order and Final Judgment by the Court, file an unopposed motion (or stipulation) for voluntary dismissal with prejudice of the Burns Action, with a proposed dismissal order (the “Proposed Delaware Dismissal Order.”) The Proposed Delaware Dismissal Order shall provide that, in the event the Order and Final Judgment is vacated, the dismissal of the Burns Action shall automatically be vacated upon the filing of notice by any party to the Burns Action of the Order and Final Judgment being vacated, and the parties to the Burns Action shall be restored to their respective

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positions in the Burns Action that existed immediately prior to the date of execution of this Stipulation.
NOTICE
17.Notice of the proposed Settlement shall be provided by CareDx at its expense in the following manner: following entry of the Preliminary Approval Order substantially in the form attached hereto as Exhibit B: (i) CareDx will publish the Summary Notice via press release once in The Wall Street Journal or Investor’s Business Daily and transmit the Summary Notice once over the PR Newswire; (ii) CareDx will file with the SEC the Notice and Stipulation and the exhibits thereto as exhibits to a Form 8-K; and (iii) CareDx will publish the Notice and Stipulation and exhibits thereto on CareDx’s investor relations website, which will be maintained there through the date of the Settlement Hearing. The Notice will include a link to the webpage on CareDx’s investor relations website where the Notice and Stipulation and exhibits thereto are published. The Parties believe that the content and manner of the notice, as set forth in this paragraph, constitutes adequate and reasonable notice to CareDx’s stockholders pursuant to applicable law and due process. If additional notice is required by the Court, then the cost and administration of such additional notice will be borne by CareDx. Counsel for CareDx shall, at least seven (7) calendar days before the Settlement Hearing, file with the Court an appropriate affidavit with respect to the preparation, publication, and filing of the Notice.
ORDER AND FINAL JUDGMENT
18.If the Settlement (including any modification thereto made with the consent of the Parties hereto as provided for herein) shall be approved by the Court following the Settlement Hearing as fair, reasonable, and adequate and in the best interests of CareDx, the Parties shall jointly request that the Court enter an order and final judgment substantially in the form attached hereto as Exhibit D (“Order and Final Judgment”).
19.The Order and Final Judgment shall, among other things, provide for the full and complete dismissal of the Derivative Action with prejudice, and the settlement and release of the Released Claims.

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COOPERATION
20.The Parties and their respective counsel agree to cooperate fully with one another in seeking the Court’s approval of this Stipulation and the Settlement, and to use their best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper, or advisable under applicable laws, regulations, and agreements to obtain the Court’s approval of the Settlement, consummate and make effective, as promptly as practicable, this Stipulation and the Settlement provided for hereunder (including, but not limited to, using their best efforts to resolve any objections raised to the Settlement) and the dismissal of the Derivative Action and the Burns Action with prejudice without costs, fees or expenses to any party (except as provided for herein). Without further order of the Court, the Parties may agree to reasonable extensions of time not expressly set forth by the Court in order to carry out any provisions of this Stipulation.
CONDITIONS OF SETTLEMENT
21.The Settlement is conditioned upon the fulfillment of each of the following:
(i)the dismissal with prejudice of the Derivative Action, without the award of any damages, costs, fees or the grant of any further relief except for an award of fees and expenses the Court may make as contemplated herein;
(ii)the dismissal with prejudice of the Burns Action, without the award of any damages, costs, fees or the grant of any further relief except for an award of fees and expenses the Court may make as contemplated herein;
(iii)the entry of an Order and Final Judgment in the Derivative Action approving the proposed Settlement and providing for the dismissal with prejudice of the Derivative Action and approving the grant of a release to the Released Parties of the Released Claims;
(iv)The Final Approval of the Order and Final Judgment in the Derivative Action; and
(v)The entry and Final Approval of the Proposed Delaware Dismissal Order in the Burns Action.

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22.In the event any claims related to the subject matter of the Derivative Action are commenced or prosecuted against any of the Released Parties in any court prior to Final Approval of the Settlement, the Parties agree to cooperate and use their reasonable best efforts to secure the dismissal (or a stay in contemplation of dismissal following Final Approval of the Settlement) thereof. This Stipulation shall be null and void and of no force and effect if the Settlement does not obtain Final Approval for any reason. In any such event, this Stipulation shall not be deemed to entitle any Party to the recovery of costs and expenses incurred in connection with the intended implementation of the Settlement; provided, however, that CareDx shall be responsible for paying the costs of providing the Notice to CareDx stockholders regardless of whether the Settlement is approved.
23.In the event that the proposed Settlement is rendered null and void for any reason, the existence of or the provisions contained in this Stipulation shall not be deemed to prejudice in any way the respective positions of the Parties with respect to the Derivative Action or the Burns Action; nor shall they be deemed a presumption, a concession, or an admission by the Parties of any fault, liability, or wrongdoing as to any facts, claims, or defenses that have been or might have been alleged or asserted in the Derivative Action or the Burns Action, or any other action or proceeding or each thereof; nor shall they be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any person in the Derivative Action or the Burns Action, or in any other action or proceeding, except for any litigation or judicial proceeding arising out of or relating to this Stipulation or the Settlement whether civil, criminal, or administrative, for any purpose other than as provided expressly herein.
WARRANTY AND NON-ASSIGNMENT OF CLAIMS
24.Plaintiffs and Plaintiffs’ Counsel represent and warrant that Plaintiffs are CareDx stockholders and that none of Plaintiffs’ Released Claims have been assigned, encumbered, or in any manner transferred in whole or in part, and that neither Plaintiffs nor Plaintiffs’ Counsel will attempt to assign, encumber, or in any way transfer, in whole or in part, any of Plaintiffs’ Released Claims.
ATTORNEYS’ FEES
25.Defendants acknowledge that Plaintiffs’ Counsel is entitled to seek an award of attorneys’ fees and litigation expenses in connection with the Derivative Action, the Burns

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Action and the Settlement. After negotiation of and agreement on the material terms of the Settlement, as set forth above, the Parties participated in negotiations regarding attorneys’ fees and expenses (the “Fee and Expense Award”) that, subject to the Court’s approval, Defendants would pay or cause to be paid on its behalf to Plaintiffs’ Counsel. These negotiations, including a mediation session, were unsuccessful.
26.As such, Plaintiffs shall move for final approval of the Settlement and Plaintiffs’ Counsel shall simultaneously submit a Fee and Expense Application in the Court.
27.Defendants acknowledge that the Settlement confers substantial benefits upon CareDx and its stockholders and, in recognition of those substantial benefits, that Plaintiffs’ Counsel are entitled to an award of attorneys’ fees and expenses. Plaintiffs’ Counsel intend to petition the Court for a Fee and Expense Award not to exceed $1.2 million to Plaintiffs’ Counsel. By this Stipulation, Defendants have not and do not agree to a Fee and Expense Award of $1.2 million or that such an award is appropriate. Defendants will oppose the Fee and Expense Application.
28.Any Fee and Expense Award that may be awarded by the Court shall be paid (or caused to be paid) by the Company to Plaintiffs’ Counsel within fourteen (14) calendar days after the later to occur of: (a) the date on which the Court enters Final Approval of the Settlement; (b) the date on which the Court enters an order concerning attorneys’ fees and expenses to Plaintiffs’ Counsel; or (c) the date on which Plaintiffs’ Counsel provides in writing (which may be in electronic means) to the Company the requisite payment information, including wire instructions and a signed Form W-9 reflecting a valid taxpayer identification number for the account into which the Fee and Expense Award is to be deposited. The Fee and Expense Award, as awarded by the Court, shall be payable to Plaintiffs’ Counsel within such time period notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof. Each Plaintiffs’ Counsel who receives any portion of the Fee and Expense Award shall be subject to the Court’s jurisdiction for the purposes of enforcing the paragraphs in the Stipulation relating to the Fee and Expense Award.
29.Plaintiffs’ Counsel represent that: (a) should an appellate court reverse the Court’s Final Approval of the Settlement, all such fees and expenses received by Plaintiffs’ Counsel shall be returned or repaid as directed by the written instructions of Defendants within fourteen (14)

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calendar days after all appeals are exhausted; (b) should the court in the Burns Action not enter the Proposed Delaware Dismissal Order or should a court reverse such approval, all such fees and expenses received by Plaintiffs’ Counsel shall be returned or repaid as directed by the written instructions of Defendants within fourteen (14) calendar days after all appeals are exhausted; and (c) should the fee and expense award be reduced on appeal, all such fees and expenses received by Plaintiffs’ Counsel in excess of those that are ultimately approved shall be returned or repaid as directed by the written instructions of Defendants within fourteen (14) calendar days after all appeals are exhausted. Plaintiffs’ Counsel shall be severally obligated to make any repayments required pursuant to this paragraph. Plaintiffs’ Counsel shall allocate the amount of attorneys’ fees and expenses approved by the Court among themselves. The Released Defendants shall have no responsibility for or liability whatsoever with respect to the allocation or award of attorneys’ fees or litigation expenses among Plaintiffs’ Counsel, or any other counsel representing Plaintiffs or any other CareDx stockholder or any counsel asserting a right to recover any portion of such award of fees or expenses. Any dispute regarding any allocation of fees or expenses among Plaintiffs’ Counsel shall have no effect on the Settlement.
30.The Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of any Fee and Expense Application. The failure of the Court to approve the requested Fee and Expense Application, in whole or in part, shall have no effect on the Settlement, and final resolution by the Court of the Fee and Expense Award application shall not be a precondition to the dismissal of the Derivative Action or the Burns Action.
31.The Parties further stipulate that Plaintiffs’ Counsel may apply to the Court for a service award of up to $2,500 for each Plaintiff, including the plaintiff in the Burns Action, in recognition of Plaintiffs’ participation and efforts in the prosecution of the Derivative Action, to be paid from Plaintiffs’ Counsel’s Fee and Expense Award only upon approval of the Court. The failure of the Court to approve any requested service award, in whole or in part, shall have no effect on the Settlement set forth in this Stipulation. Neither the Company nor any of the Individual Defendants shall be liable for any portion of any service award.
DERIVATIVE STATUS AND PRELIMINARY APPROVAL
32.For purposes of the Settlement only: (i) the Derivative Action shall be considered properly maintained as derivative actions by Plaintiffs on behalf of CareDx; and (ii) Defendants agree that Plaintiffs are appropriate derivative plaintiffs.

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33.After execution of this Stipulation, Plaintiffs’ Counsel and Defendants’ Counsel shall submit the Stipulation together with exhibits to the Court and shall jointly seek entry of the Preliminary Approval Order, which will:
(a)Set a date for a Settlement Hearing to determine whether the proposed Settlement set forth herein should be finally approved as fair and reasonable to CareDx and its shareholders and, if so approved, to consider the Fee and Expense Application;
(b)Approve the form of notice of the proposed Settlement and direct its dissemination in accordance with paragraph 17 above;
(c)Find that the dissemination of the Notice and Summary Notice as described in paragraph 17 above constitutes the best notice practicable under the circumstances, meets the requirements of Rule 23.1 of the Federal Rules of Civil Procedure, and satisfies all of the requirements of due process;
(d)Request that the Court bar and enjoin Plaintiffs, the Company, and all of the Company’s stockholders from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Settled Claims against any Released Parties, pending final determination of whether the Stipulation should be approved.
34.In accordance with the terms of the Preliminary Approval Order to be entered by the Court, the Company shall publish or cause to be published the Notice, substantially in the form attached as Exhibit C hereto, and Summary Notice, substantially in the form attached as Exhibit E hereto, in accordance with paragraph 17.
35.All costs incurred in notifying CareDx’s stockholders of the Settlement, regardless of the form or manner of notice ordered by the Court and regardless of whether the Court approves the Settlement or the Effective Date otherwise fails to occur, shall be paid by the Company. Furthermore, CareDx shall undertake the administrative responsibility for the publishing of the Notice and Summary Notice to the Company’s shareholders. In no event shall either Plaintiffs or Plaintiffs’ Counsel be responsible for any such administration, costs, or expenses.

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TERMS OF ORDER AND FINAL JUDGMENT
36.If the Settlement contemplated by this Stipulation is preliminarily approved by the Court, Plaintiffs’ Counsel and Defendants’ Counsel shall jointly request that the Court enter the Order and Final Judgment, which will:
(a)Find that the dissemination of notice as described in paragraph 17 above has been accomplished and provided the best notice practicable under the circumstances, met the requirements of Rule 23.1 of the Federal Rules of Civil Procedure, and satisfied all of the requirements of due process;
(b)Approve the Settlement as fair, reasonable, and adequate to CareDx and its stockholders;
(c)Dismiss the Action with prejudice and provide for the Release of the Settled Claims against the Released Parties; and
(d)Permanently bar and enjoin the institution against the Released Parties of any action asserting or relating in any way to the Settled Claims.
EFFECTIVE DATE OF SETTLEMENT
37.The Effective Date of the Settlement shall be the date when all of the following shall have occurred:
(a)Entry by the Court of the Preliminary Approval Order;
(b)Approval by the Court of the Settlement, following notice to the Company’s stockholders and a hearing as prescribed by Rule 23.1 of the Federal Rules of Civil Procedure;
(c)Entry by the Court of the Order and Final Judgment, including the Release;
(d)Dismissal with prejudice of the Burns Action; and
(e)Payment of the Fee and Expense Award.
38.Upon the Effective Date, the Releases herein shall be effective.

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TERMINATION
39.Plaintiffs or Defendants shall have the right to terminate the Settlement and this Stipulation by providing written notice of their election to do so to the other party within thirty (30) days of the date on which: (i) the Court declines to enter the Preliminary Approval Order; (ii) the Court refuses to approve this Stipulation or any material part of it; (iii) the Court declines to enter the Order and Final Judgment; (iv) the Order and Final Judgment is vacated, modified, or reversed in any material respect on appeal or certiorari; or (v) the court in the Burns Action fails to dismiss the Burns Action with prejudice or such dismissal is vacated, modified, or reversed in any material respect on appeal or certiorari. The foregoing list is not intended to impair the Parties’ rights, under the law of contracts of the State of California, as to any purported breach of this Stipulation.
40.In the event the Settlement is terminated or fails to become effective for any reason, then the Parties to this Stipulation shall be deemed to have reverted nunc pro tunc to their respective litigation positions in the Derivative Action and the Burns Action as of the date and time immediately prior to the execution of this Stipulation and, except as otherwise expressly provided, the Parties shall proceed in all respects as if this Stipulation and any related orders had not been entered and without prejudice in any way from the negotiation, fact, or terms of this Settlement.
STIPULATION NOT AN ADMISSION
41.Neither this Stipulation and the Settlement, nor any act or omission taken in connection with this Stipulation or the Settlement, is intended or shall be deemed to be a presumption, concession or admission by: (i) any of the Defendants or any of the Released Defendants as to the validity of any claims, causes of action or other issues that were, might be, or have been raised in the Derivative Action or the Burns Action, or in any other litigation, or to be evidence of or constitute an admission of wrongdoing or liability by any of them, and each of them expressly denies any such wrongdoing or liability, (ii) any of the Defendants or any of the Released Defendants as to the infirmity of any defense that has been or could have been asserted in the Derivative Action or the Burns Action or in any other litigation; or (iii) Plaintiffs as to the infirmity of any claim or the validity of any defense, or to the amount of any damages.
42.Any communications related to the Settlement or any of the negotiations, statements, or proceedings in connection therewith shall not be offered or admitted in evidence

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or referred to, interpreted, construed, invoked, or otherwise used by any person for any purpose in the Derivative Action or the Burns Action, or otherwise, except as may be necessary to effectuate the Settlement.
43.Paragraphs 41 and 42 shall remain in full force and effect in the event that the proposed Settlement is terminated for any reason whatsoever.
NO WAIVER
44.Any failure by any Party to insist upon the strict performance by any other Party of any of the provisions of the Settlement shall not be deemed a waiver of any of the provisions of the Settlement, and such Party shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Settlement. All waivers must be in writing and signed by the Party against whom the waiver is asserted.
45.No waiver, express or implied, by any Party of any breach or default in the performance by any other Party of its obligations pursuant to the Settlement shall be deemed or construed to be a waiver of any other breach, whether prior, subsequent or contemporaneous, under the terms of the Settlement.
BREACH
46.The Parties agree that in the event of any breach of the Settlement, all of the Parties’ rights and remedies at law, equity, or otherwise, are expressly reserved.
GOVERNING LAW
47.This Stipulation and the Settlement contemplated by it shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of laws principles. Any action related to the Settlement will be filed and litigated exclusively in this Court and each Party (i) consents to personal jurisdiction in any such action brought in the Court, (ii) consents to service of process by registered mail (with a copy to be delivered at the time of such mailing to counsel for each party by facsimile or electronic mail) upon such party and/or such party’s agent for purposes of such action, (iii) waives any objection to venue in the Court and any claim that California or the Court is an inconvenient forum for such action, and (iv) waives any right to demand a jury trial as to any such action.

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ENTIRE AGREEMENT; AMENDMENTS
48.This Stipulation constitutes the entire agreement among the Parties with respect to the subject matter hereof and may be modified or amended only by a writing signed by the signatories hereto.
COUNTERPARTS
49.This Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a .pdf/.tif image of the signature transmitted via email. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of executed counterparts shall be filed with the Court.
SUCCESSORS AND ASSIGNS
50.This Stipulation, and all rights and powers granted hereby, shall be binding upon and inure to the benefit of the Parties and their respective agents, executors, heirs, successors, affiliates and assigns.
MISCELLANEOUS PROVISIONS
51.The Parties: (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to act in good faith and cooperate to take all reasonable and necessary steps to expeditiously implement the terms and conditions of this Stipulation.
52.In the event that any part of the Settlement is found to be unlawful, void, unconscionable, or against public policy by a court of competent jurisdiction, the remaining terms and conditions of the Settlement shall remain intact.
53.The Parties intend this Settlement to be a final and complete resolution of all disputes between them with respect to the Derivative Action and the Burns Action. The Settlement comprises claims that are contested and shall not be deemed an admission by any Party as to the merits of any claim, allegation, or defense. The Parties and their respective counsel agree that at all times during the course of the litigation, each has complied with the requirements of the applicable laws and rules of the Court, including, without limitation, Rule 11 of the Federal Rules of Civil Procedure, and all other similar laws and/or rules governing professional conduct.
54.This Stipulation shall be deemed drafted equally by all Parties.

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55.No representations, warranties, or inducements have been made to any of the Parties concerning this Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents.
56.The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
57.This Stipulation and the exhibits attached hereto constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous oral and written agreements and discussions.
58.In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail.
59.The Court shall retain jurisdiction to implement and enforce the terms of the Stipulation and the Court’s Final Approval Order and to consider any matters or disputes arising out of or relating to the Settlement, and the Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation and Final Approval Order, and for matters or disputes arising out of or relating to the Settlement.
AUTHORITY
60.The undersigned attorneys represent and warrant that they have the authority from their client(s) to enter into this Stipulation and bind their client(s) thereto.

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Dated:    September 26, 2025

THE ROSEN LAW FIRM, P.A.

/s/ Erica L. Stone
Laurence M. Rosen (SBN 219683)
355 S. Grand Avenue, Suite 2450
Los Angeles, California 90071
Telephone: (213) 785-2610
Facsimile: (213) 226-4684
Email: lrosen@rosenlegal.com
Erica L. Stone (pro hac vice)
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Facsimile: (212) 202-3827
Email: estone@rosenlegal.com

Counsel for Plaintiffs
LEVI & KORSINSKY, LLP

/s/ Daniel Tepper
Correy A. Suk
Gregory M. Nespole
Daniel Tepper (pro hac vice)
33 Whitehall Street, 27th Floor
New York, New York 10004
Telephone: (212) 363-7500
Facsimile: (212) 363-1294
Email: csuk@zlk.com
gnespole@zlk.com
dtepper@zlk.com
Adam M. Apton (SBN 316506)
1160 Battery Street East, Suite 100 - #3425
San Francisco, CA 94111
Telephone: (415) 373-1671
Facsimile: (415) 484-1294
Email: aapton@zlk.com

Counsel for Plaintiffs
BRAGAR EAGEL & SQUIRE, P.C.

/s/ Melissa A. Fortunato
Melissa A. Fortunato (SBN 319767)
Email: fortunato@bespc.com
Marion C. Passmore
Email: passmore@bespc.com
580 California Street, Suite 1200
San Francisco, CA 94104
Telephone: (415) 568-2124
Facsimile: (212) 214-0506

Counsel for Plaintiffs
RIGRODSKY LAW, P.A.

/s/ Timothy J. MacFall
Timothy J. MacFall
825 East Gate Boulevard, Suite 300
Garden City, NY 11530
Email: sdr@rl-legal.com
tjm@rl-legal.com
Telephone: (516) 683-3516
Facsimile: (302) 654-7530

Counsel for Edward W. Burns IRA

WILLKIE FARR & GALLAGHER, LLP

/s/ Charles Cording
Laura Leigh Geist (CSB No. 180826)
333 Bush Street
San Francisco, CA 94104
Telephone: (415) 848-7400
E-mail:    lgeist@willkie.com
    bdyer@willkie.com
Charles Cording (pro hac vice)
Brady Sullivan (pro hac vice)
787 Seventh Avenue
New York, NY 10019-6099
Telephone: (212) 728-8000
E-mail:    ccording@willkie.com
    bsullivan@willkie.com

Counsel for Defendants George Bickerstaff, Fred Cohen, Grace E. Colón, Christine Cournoyer, Ankur Dhingra, Michael D. Goldberg, William Hagstrom, Peter Maag, Reginald Seeto, Ralph Snyderman, Arthur Torres, and Hannah Valantine and for Nominal Defendant CareDx, Inc.

Attestation Pursuant to Local Rule 5-1(i)(3)
Pursuant to Local Rule 5-1(i)(3), I attest that concurrence in the filing of this document has been obtained from each of the other signatories.

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Dated:    September 26, 2025    /s/ Erica L. Stone
Erica L. Stone

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UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA

JEFFREY EDELMAN, JAYSEN STEVENSON, and CHRISTIAN JACOBSEN, Derivatively on Behalf of CareDx, Inc.,
Plaintiffs,
v.
GEORGE BICKERSTAFF, FRED COHEN, CHRISTINE COURNOYER, GRACE E. COLÓN, ANKUR DHINGRA, MICHAEL D. GOLDBERG, WILLIAM HAGSTROM, PETER MAAG, REGINALD SEETO, RALPH SNYDERMAN, ARTHUR A. TORRES, and HANNAH VALANTINE,
Individual Defendants,
-and-
CAREDX, INC.,
Nominal Defendant.
Case No. 3:25-cv-02036-TLT (Shareholder Derivative Action) EXHIBIT A — CORPORATE GOVERNANCE REFORMS

1
EXHIBIT A — CORPORATE GOVERNANCE REFORMS
CASE NO. 3:25-CV-02036-TLT

The Parties agree that the following actions by the Company will serve as a basis for settling the pending Derivative Action and Burns Action.1 Unless specifically stated below, the following governance enhancements shall be maintained in accordance with Paragraphs 8-10 of the Stipulation:
Audit Committee Enhancement: CareDx’s Audit Committee shall conduct executive sessions on no less frequently than a quarterly basis with the auditor, Sarbanes-Oxley Act Compliance lead, and Chief Financial Officer (“CFO”) to discuss any topics relevant to fulfilling its responsibilities, including, as applicable: (i) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, or liquidity; and (ii) any other matter required to be disclosed under state and federal securities laws and regulations, soliciting input, as needed, from the Disclosure Committee (defined below).
Disclosure Committee: The Company shall create a management-level disclosure committee (the “Disclosure Committee”) consisting of the Chief Executive Officer (“CEO”), CFO, General Counsel, Chief Medical Officer, and Vice President of Corporate Communications, to provide strategic oversight of the Company’s external communications, including, earnings transcripts, SEC filings, press releases, investor presentations, scientific publications, and corporate communications, to ensure alignment to strategic objectives and compliance with applicable law. The Disclosure Committee shall also meet with functional leaders that are not members of the Committee, as necessary, to establish clear communications of strategic objectives and assess strategic communications planning with respect to public reporting on matters that have a potential impact on customers, investors, media, and the general public. The Disclosure Committee shall meet not less than quarterly, and the chairman of the Disclosure Committee (or designee thereof) shall report to the full Board not less than quarterly.
Compliance Review: The Company shall engage outside counsel by no later than the end of the first fiscal quarter of 2026 to provide an independent compliance assessment, focusing, in particular, on the Company’s compliance with applicable health care laws, including the False Claims Act, Stark Law, and Anti-Kickback Statute. As part of this assessment, counsel shall recommend any compliance-related reforms and enhancements. The Company shall provide a budget of $250,000 for this assessment. Following this assessment, the Company shall use its reasonable best efforts to implement these enhancements and provide for an annual budget for the fiscal years 2027 and 2028 of not less than $250,000 per year in connection with the implementation and monitoring of the enhancements and related compliance and risk mitigation initiatives. The Company shall
1 All capitalized terms that are not otherwise defined herein have the same meanings provided in the Stipulation and Agreement of Compromise, Settlement, and Release (the “Stipulation”).

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EXHIBIT A — CORPORATE GOVERNANCE REFORMS
CASE NO. 3:25-CV-02036-TLT

update the full Board concerning the status of the compliance review as part of the General Counsel’s Quarterly Compliance Report (discussed below).
Annual Risk Assessment: The Company, with the participation of the General Counsel or his or her designee, shall, on an annual basis, conduct a risk assessment and report to the Board of Directors any material risks to the Company, including any material risks related to compliance with applicable laws and regulations, and identify actual and potential steps to mitigate material known risks.

Executive Training: The Company shall require annual training for officers and directors on risk assessment, compliance with laws and regulations concerning public disclosures regarding the company, legal and regulatory updates pertinent to their responsibilities, and healthcare compliance matters (including relevant healthcare laws and regulations and best practices for sales, marketing, and billing).

Quarterly Compliance Report: The General Counsel shall, on a quarterly basis, provide updates to the Board of Directors on the continued development and work of CareDx’s compliance program.

Defendants and the Company acknowledge that the adoption, implementation, and maintenance of the foregoing reforms was caused by the efforts of Plaintiffs, including the investigation, preparation, commencement, and prosecution of the stockholder derivative actions; and that these reforms confer substantial benefits upon the Company and its stockholders.

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EXHIBIT A — CORPORATE GOVERNANCE REFORMS
CASE NO. 3:25-CV-02036-TLT

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA

JEFFREY EDELMAN, JAYSEN STEVENSON, and CHRISTIAN JACOBSEN, Derivatively on Behalf of CareDx, Inc.,
Plaintiffs,
v.
GEORGE BICKERSTAFF, FRED COHEN, CHRISTINE COURNOYER, GRACE E. COLÓN, ANKUR DHINGRA, MICHAEL D. GOLDBERG, WILLIAM HAGSTROM, PETER MAAG, REGINALD SEETO, RALPH SNYDERMAN, ARTHUR A. TORRES, and HANNAH VALANTINE,
Individual Defendants,
-and-
CAREDX, INC.,
Nominal Defendant.
Case No. 3:25-cv-02036-TLT (Shareholder Derivative Action) EXHIBIT B — [PROPOSED] PRELIMINARY APPROVAL ORDER

WHEREAS, the above-captioned derivative action entitled Edelman et al. v. Bickerstaff et al., Case No. 3:25-cv-02036-TLT (the “Derivative Action”) is pending in this Court;
WHEREAS, Plaintiffs Jeffrey Edelman, Jaysen Stevenson, and Christian Jacobsen (the “Derivative Plaintiffs”), plaintiff Edward W. Burns IRS in the shareholder derivative action captioned Edward W. Burns IRA v. Goldberg, et al., Case No. 2024-0282-NAC (Del. Ch.) (the “Burns Plaintiff” and together with Derivative Plaintiffs, the “Plaintiffs”), and Defendants George Bickerstaff, Fred Cohen, Christine Cournoyer, Grace E. Colon, Ankur Dhingra, Michael D. Goldberg, William Hagstrom, Peter Maag, Reginald Seeto, Ralph Snyderman, Arthur A. Torres, and Hannah Valentine (the “Individual Defendants”), and nominal defendant CareDx,

EXHIBIT B — [PROPOSED] PRELIMINARY APPROVAL ORDER
CASE NO. 3:25-CV-02036-TLT

Inc. (“CareDx” or the “Company,” and together with the Individual Defendants, the “Defendants,” and together with Plaintiffs, the “Parties”) have entered into a Stipulation and Agreement of Compromise, Settlement, and Release dated September 26, 2025 (the “Stipulation”), that provides for a complete dismissal with prejudice of the claims asserted against Defendants in the Derivative Action, as well as releases of claims on the terms and conditions set forth in the Stipulation, subject to the approval of this Court (the “Settlement”);
WHEREAS, Plaintiffs have moved, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, for an order preliminarily approving the Settlement in accordance with the Stipulation and allowing notice to CareDx stockholders as more fully described herein;
WHEREAS, unless otherwise defined herein, all capitalized words contained herein shall have the same meanings as they have in the Stipulation;
NOW, THEREFORE, PURSUANT TO FED. R. CIV. P. 23.1, IT IS HEREBY ORDERED this ________ day of __________, 20___:
1.Preliminary Approval of the Settlement — The Court hereby preliminarily approves the Settlement, as embodied in the Stipulation, and finds, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, that the Settlement appears to be the product of serious, informed, arm’s-length negotiations and that the Court will likely be able to finally approve the Settlement, subject to further consideration at the Settlement Hearing referred to in paragraph 2 below, under Rule 23.1 as being fair, reasonable, adequate, and in the best interests of CareDx and its stockholders.

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EXHIBIT B — [PROPOSED] PRELIMINARY APPROVAL ORDER
CASE NO. 3:25-CV-02036-TLT

2.Settlement Hearing — The Court will hold a hearing (the “Settlement Hearing”) on ____, 20___ at ___:___ ___.m, either in person at the United States District Court for the Northern District of California, San Francisco Courthouse, Courtroom 9, 19th Floor, 450 Golden Gate Avenue, San Francisco, CA 94102, or by telephone or video conference (at the discretion of the Court), for the following purposes: (a) to determine whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, adequate, and in the best interests of CareDx and its stockholders; (b) to determine whether a judgment substantially in the form attached as Exhibit D to the Stipulation should be entered dismissing the Derivative Action with prejudice; (c) to evaluate Plaintiffs’ Counsel Fee and Expense Application; and (d) to consider any other matters that may properly be brought before the Court in connection with the Settlement.
3.The Court reserves the right to adjourn the Settlement Hearing, modify any other dates set forth herein, or approve the proposed Settlement with such modifications as the Parties may agree to without further notice to CareDx stockholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. At its discretion, the Court may decide to hold the Settlement Hearing by telephone or video conference.
4.Manner of Giving Notice — Not later than twenty-one (21) calendar days after the date of entry of this Order (the “Notice Date”), CareDx shall: (a) publish the Summary Notice in substantially the form attached hereto as Exhibit E via press release once in The Wall Street Journal or Investor’s Business Daily and transmitted once over the PR Newswire; (b) file with the U.S. Securities and Exchange Commission the Notice and Stipulation and the exhibits thereto as exhibits to a Form 8-K; and (c) publish the Notice and Stipulation and the exhibits

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EXHIBIT B — [PROPOSED] PRELIMINARY APPROVAL ORDER
CASE NO. 3:25-CV-02036-TLT

thereto on CareDx’s investor relations website, which will be maintained there through the date of the Settlement Hearing. The Notice will include a link to the webpage on CareDx’s investor relations website where the Notice and Stipulation and exhibits thereto are published. CareDx shall cause to be paid all costs of notice of the Settlement in this paragraph 4 regardless of whether the Settlement is finally approved by the Court or the Notice Date otherwise fails to occur.
5.Not later than seven (7) calendar days prior to the Settlement Hearing, Defendants’ counsel shall file with the Court proof, by affidavit, attesting to compliance with the notice provisions set forth in this Order.
6.Approval Form and Content of Notice — The Court (a) approves, as to the form and content, the Notice attached to the Stipulation as Exhibit C and the Summary Notice attached as Exhibit E and (b) finds that the publication and filing of the Notice and the publication of the Summary Notice: (i) is the best notice practicable under the circumstances; (ii) constitutes notice that is reasonably calculated, under the circumstances, to apprise CareDx stockholders of the pendency of the Derivative Action, of the effect of the proposed Settlement (including the releases to be provided thereunder), of Plaintiffs’ Counsel’s anticipated Fee and Expense Application, of their right to object to the Settlement and/or a Fee and Expense Application, and of their right to appear at the Settlement Hearing; (iii) constitutes due, adequate, and sufficient notice to all persons or entities entitled to receive notice of the proposed Settlement; and (iv) satisfies Rule 23.1 of the Federal Rules of Civil Procedure, the United States Constitution (including the Due Process Clause), and all other applicable laws and Rules. The date and time of the Settlement Hearing shall be included in the Notice before it is published.

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7.Appearances and Objections at the Settlement Hearing — Any CareDx stockholder that continues to own shares of CareDx common stock as of the date of the Settlement Hearing who objects to the Settlement and/or the Fee and Expense Application may appear at his, her, or its own expense, individually or through counsel of his, her, or its own choice, by filing with the Clerk of the Court and delivering a notice of appearance to both Plaintiffs’ Counsel and Defendants’ Counsel, at the addresses set forth below, such that it is received no later than twenty-one (21) calendar days prior to the Settlement Hearing, or as the Court may otherwise direct. Any CareDx stockholder may file a written objection to the proposed Settlement and/or the Fee and Expense Application and appear and show cause why the proposed Settlement and/or the Fee and Expense Application should not be approved; provided, however, that no CareDx stockholder shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement and/or the Fee and Expense Application unless that person or entity has filed a written objection with the Court and served copies of such objection on Plaintiffs’ Counsel and Defendants’ Counsel at the addresses set forth below such that they are received no later than twenty-one (21) calendar days prior to the Settlement Hearing.

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Counsel for Plaintiffs

LEVI & KORSINSKY, LLP
Correy A. Suk
33 Whitehall Street, 27th Floor
New York, New York 10004
Telephone: (212) 363-7500
csuk@zlk.com
LEVI & KORSINSKY, LLP
Correy A. Suk
33 Whitehall Street, 27th Floor
New York, New York 10004
Telephone: (212) 363-7500
csuk@zlk.com
THE ROSEN LAW FIRM, P.A.
Erica L. Stone
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Email: estone@rosenlegal.com
BRAGAR EAGEL & SQUIRE, P.C.
Melissa A. Fortunato
580 California Street, Suite 1200
San Francisco, CA 94104
Telephone: (415) 568-2124
Email: fortunato@bespc.com

Counsel for Defendants George Bickerstaff, Fred Cohen, Christine Cournoyer, Grace E. Colon, Ankur Dhingra, Michael D. Goldberg, William Hagstrom, Peter Maag, Reginald Seeto, Ralph Snyderman, Arthur A. Torres, and Hannah Valentine, and Nominal Defendant CareDx, Inc.

Willkie Farr & Gallagher LLP
Charles D. Cording
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 728-8000
ccording@willkie.com

Copies of the objections must also be emailed to gnespole@zlk.com, estone@rosenlegal.com, fortunato@bespc.com, and ccording@willkie.com no later than twenty-one (21) calendar days prior to the Settlement Hearing.
8.Any objections, filings and other submissions by the objecting CareDx stockholder must identify the case name and civil action number Edelman et al. v. Bickerstaff et

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al., Case No. 3:25-cv-02036-TLT, and must contain: (a) written and signed notice of intention to appear that states the name, address, telephone number, and email address of the person or entity objecting; (b) proof of current ownership of CareDx common stock, including the number of shares and documentary evidence of when such stock ownership was acquired; and (c) a written detailed statement of the person or entity’s objections that states with specificity the grounds for the objection, including any legal and evidentiary support the stockholder wishes to bring to the Court’s attention. Attendance at the Settlement Hearing is not necessary; however, persons wishing to be heard orally in opposition to approval of the Settlement and/or the Fee and Expense Application are required to indicate in their written objection their intention to appear at the Settlement Hearing. Objectors that enter an appearance and desire to present evidence at the Settlement Hearing in support of their objection must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and any exhibits they intend to introduce into evidence at the hearing. Objectors that intend to appear at the Settlement Hearing through counsel, which will be at the objectors’ own expense, must also identify that counsel by name, address, and telephone number and that counsel must file a notice of appearance with the Court and serve it on Plaintiffs’ Counsel and Defendants’ Counsel so that the notice is received on or before twenty-one (21) calendar days before the date set herein for the Settlement Hearing. It is within the Court’s discretion to allow appearances at the Settlement Hearing either in person or by telephone or video conference.
9.Unless the Court orders otherwise, any CareDx stockholder who or which does not make his, her, or its objection in the manner provided herein shall: (a) be deemed to have waived his, her, or its right to object to any aspect of the proposed Settlement, the Final Order and Judgment, or the Fee and Expense Application; (b) be barred and foreclosed from objecting

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to the fairness, reasonableness or adequacy of the Settlement, the Final Order and Judgment, or the Fee Expense Application; and (c) be deemed to have waived, barred, and foreclosed from being heard with respect to any matters concerning the Settlement or the Fee and Expense Application. CareDx stockholders do not need to appear at the Settlement Hearing or take any other action to indicate their approval of the Settlement.
10.Stay of Proceedings and Injunction — Until otherwise ordered by the Court, the Derivative Action remains stayed with respect to all proceedings other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation. Pending final determination of whether the Settlement should be approved, the Court bars and enjoins Plaintiffs, and all other CareDx stockholders, from commencing or prosecuting any and all of the Released Claims against each and all of the Released Defendants. The Court finds that issuance of this provision is necessary and appropriate in aid of the Court’s jurisdiction over the Derivative Action. The Court finds no bond is necessary for issuance of this provision.
11.Termination of Settlement — If the Settlement is terminated as provided in the Stipulation, the Settlement is not approved, or Final Approval otherwise fails to occur for any reason, the Settlement and the Stipulation shall be canceled and terminated; this Order (other than this paragraph 11) shall be vacated and rendered null and void, and shall be of no further force and effect, except as otherwise provided by the Stipulation, and this Order shall be without prejudice to the rights of Plaintiffs, or other CareDx stockholders, and the Parties shall revert to their respective positions in the Derivative Action as of immediately prior to the execution of the Stipulation.

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12.Supporting Papers — Plaintiffs shall file and serve the opening papers in support of final approval of the proposed Settlement and Plaintiffs’ Counsel shall simultaneously file and serve the Fee and Expense Application no later than thirty-five (35) calendar days prior to the Settlement Hearing. If Defendants respond to Plaintiff’s papers in support of final approval of the proposed Settlement or oppose the Fee and Expense Application, they shall do so on or before fourteen (14) calendar days before the Settlement Hearing; and reply papers, if any, shall be filed and served no later than seven (7) calendar days prior to the Settlement Hearing.
13.Approval of Settlement — If the Settlement provided for in the Stipulation is approved by the Court following the Settlement Hearing, the Court shall enter the Order and Final Judgment substantially in the form attached to the Stipulation as Exhibit D.
14.Approval Not Contingent on Approval of Fee and Expense Award — Plaintiffs’ Counsel shall file and serve a Fee and Expense Application, which Defendants will oppose. Whether the Order and Final Judgment obtains Final Approval is not conditioned upon approval of the Fee and Expense Application, either at all or in any particular amount, by the Court.
15.Jurisdiction — Subject to the terms set forth in the Stipulation, the Court retains jurisdiction to consider all further applications arising out of or connected with the proposed Settlement.

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SO ORDERED this ___ day of ___, 20___.

HONORABLE TRINA L. THOMPSON
UNITED STATES DISTRICT JUDGE

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UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA

JEFFREY EDELMAN, JAYSEN STEVENSON, and CHRISTIAN JACOBSEN, Derivatively on Behalf of CareDx, Inc.,
Plaintiffs,
v.
GEORGE BICKERSTAFF, FRED COHEN, CHRISTINE COURNOYER, GRACE E. COLÓN, ANKUR DHINGRA, MICHAEL D. GOLDBERG, WILLIAM HAGSTROM, PETER MAAG, REGINALD SEETO, RALPH SNYDERMAN, ARTHUR A. TORRES, and HANNAH VALANTINE,
Individual Defendants,
-and-
CAREDX, INC.,
Nominal Defendant.
Case No. 3:25-cv-02036-TLT (Shareholder Derivative Action) EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

TO:    ALL OWNERS OF THE COMMON STOCK OF CAREDX, INC. (“CAREDX” OR THE “COMPANY”) CURRENTLY AND AS OF SEPTEMBER 26, 2025, EXCLUDING DEFENDANTS AND ANY ENTITY IN WHICH THEY HAVE A CONTROLLING INTEREST AND OFFICERS AND DIRECTORS OF THE COMPANY AND THEIR LEGAL REPRESENTATIVES, HEIRS, SUCCESSORS, OR ASSIGNS (“CURRENT CAREDX SHAREHOLDERS”):

THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A CURRENT CAREDX SHAREHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL

EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.
THIS NOTICE PROVIDES ONLY A SUMMARY OF THE MATERIALS TERMS OF THE SETTLEMENT AND RELEASES. FOR THE FULL TERMS AND CONDITIONS OF THE SETTLEMENT, PLEASE REVIEW THE STIPULATION, WHICH, TOGETHER WITH ITS EXHIBITS AND THIS NOTICE, IS AVAILABLE ON CAREDX’S INVESTOR RELATIONS WEBSITE.
PLEASE NOTE THAT THERE IS NO CLAIMS PROCESS, AND NO INDIVIDUAL STOCKHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT DESCRIBED BELOW. STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE.

A federal court authorized this Notice. This is not a solicitation from a lawyer.
WHY THE COMPANY HAS ISSUED THIS NOTICE
1.The purpose of this Notice is to explain the above-captioned shareholder derivative action brought on behalf and for the benefit of CareDx styled, Edelman et al. v. Bickerstaff et al., Case No. 3:25-cv-02036-TLT (N.D. Cal.) (the “Derivative Action”), the terms of the proposed settlement of the Derivative Action and the shareholder derivative action pending in the Court of Chancery for the State of Delaware entitled Edward W. Burns IRA v. Goldberg, et al., Case No. 2024-0282-NAC (Del. Ch.) (the “Burns Action”), and how the proposed settlement (the “Settlement”) affects the legal rights of CareDx stockholders.1
2.The Derivative Action is a stockholder derivative suit. In a stockholder derivative suit, one or more persons or entities who are current stockholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights. In the Derivative Action, Derivative Plaintiffs have filed suit against Defendants on behalf of and for the benefit of CareDx.

3.This Notice is provided by Order of the United States District Court for the Northern District of California (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or the merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement and your rights related thereto. The terms of the proposed Settlement are set forth in a written
1 Although filed only in the Derivative Action, the Settlement also resolves the claims in the action presently pending in the Burns Action.

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
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Stipulation of Settlement, dated September 26, 2025 (the “Stipulation”).2 A link to the Stipulation may be found at https://investors.caredx.com/investor-relations.
4.A hearing will be held on ________, at ___:__ __.m., before the Honorable Trina L. Thompson, at the United States District Court for the Northern District of California, San Francisco Courthouse, Courtroom 9, 19th Floor, 450 Golden Gate Avenue, San Francisco, CA 94102 (the “Settlement Hearing”), at which the Court will: (a) determine whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, adequate, and in the best interests of CareDx and its stockholders; (b) determine whether the notice provided fully satisfies the requirements of Rule 23.1 and due process; (c) determine whether a judgment substantially in the form attached as Exhibit D to the Stipulation should be entered dismissing the Derivative Action with prejudice against Defendants; (d) determine whether the motion by Plaintiffs’ Counsel for attorneys’ fees and expenses should be approved (the “Fee and Expense Application”); (e) hear and determine any objections to the Settlement or Plaintiffs’ Counsel’s Fee and Expense Application; and (f) consider any other matters that may properly be brought before the Court in connection with the Settlement. You have an opportunity to be heard at this hearing, as described further in paragraphs 29-37 below.
RELEVANT BACKGROUND OF THE LITIGATION
THE FOLLOWING DESCRIPTION OF THE DERIVATIVE ACTION AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES. THE COURT PRESIDING OVER THE ACTION HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY ANY COURT OF FINDINGS OF FACT.

Summary of Plaintiffs’ Allegations
5.CareDx is a Delaware corporation with its principal executive offices located in Brisbane, California. CareDx is a diagnostics company that provides services and products to the organ transplant recipient community, offering diagnostic testing services, products, and digital healthcare software for transplant patients and care providers.
6.Plaintiffs allege that the Individual Defendants caused the Company to issue materially false and misleading statements regarding testing services and that certain CareDx officers engaged in a number of improper and illegal schemes to inflate testing services revenue. Plaintiffs allege that the Individual Defendants breached their fiduciary duties by failing to correct these allegedly false and misleading statements, and that they failed to maintain an adequate system of oversight, disclosure controls and procedures, and internal controls over financial reporting. Finally, Plaintiffs allege that the alleged false and misleading statements exposed the Company to significant reputational harm and financial damages. Defendants vigorously dispute Plaintiffs’ allegations and deny that the claims have merit.
2 Capitalized terms not otherwise defined shall have the same meanings set forth in the Stipulation, a copy of which has been filed with the Court. This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation available at https://investors.caredx.com/investor-relations.

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
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7.In addition, the Company (together with a number of its current and former officers and directors, all of whom are defendants in the Derivative Action) was sued in this Court for violations of the federal securities laws in connection with the issuance of alleged materially false and misleading statements and/or omissions concerning the Company’s allegedly false and misleading statements regarding its testing services by a putative shareholder on behalf of a purported class of investors in an action entitled Plumbers & Pipefitters Local Union #295 Pension Fund v. CareDx, Inc. et al, Civ. No. 3:22-cv-03023-TLT (N.D. Cal.) (the “Securities Class Action”).
Procedural History
8.On September 21, 2022, plaintiff Edelman filed a Verified Stockholder Derivative Complaint in the Northern District of California, captioned Edelman v. Goldberg et al., Case No. 3:22-cv-5379.
9.On February 7, 2023, plaintiff Stevenson filed a Verified Stockholder Derivative Complaint in the Northern District of California, captioned Stevenson v. Bickerstaff et al., Case No. 3:23-cv-00557.
10.On March 9, 2023, the Court issued an Order consolidating the Edelman and Stevenson actions (the “Consolidation Order”) styled In re CareDx, Inc. Derivative Litigation under the Edelman case number (the “Consolidated Derivative Action”).
11.On February 8, 2024, plaintiff Jacobsen filed a Verified Stockholder Derivative Complaint in the Northern District of California, captioned Jacobsen v. Bickerstaff et al., Case No. 3:24-cv-00776. Pursuant to the Consolidation Order, the Jacobsen action was consolidated with and into the Consolidated Derivative Action.
12.On March 14, 2023, the Edward W. Burns IRA (“Burns”) sent CareDx a demand to inspect certain Company books and records pursuant to 8 Del. C. § 220.
13.On March 20, 2024, Burns filed a stockholder derivative action on behalf of CareDx styled Edward W. Burns IRA v. Goldberg, et al., Case No. 2024-0282-NAC (Del. Ch.), in the Court of Chancery for the State of Delaware alleging breach of fiduciary duties, unjust enrichment, aiding and abetting breaches of fiduciary duty, and waste of corporate assets against certain directors and officers of CareDx.
14.On November 4, 2024, consolidated plaintiffs and Defendants entered into a letter agreement providing, among other things, that consolidated plaintiffs would agree to dismiss the Consolidated Derivative Action without prejudice and that consolidated plaintiffs could re-file the Consolidated Derivative Action in the event that the Court denied any part of the defendants’ motion in the Securities Class Action.
15.On November 7, 2024, the Court issued an order dismissing the Consolidated Derivative Action without prejudice pursuant to the parties’ stipulation.
16.On February 18, 2025, the Court denied defendants’ motion to dismiss the Securities Class Action.
17.On February 26, 2025, Derivative Plaintiffs filed the Derivative Action against the Individual Defendants, certain directors and officers of CareDx, alleging breaches of fiduciary duty, unjust enrichment, insider trading, and violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 in this Court.

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

Settlement Negotiations
18.On April 1, 2025, the Parties engaged in a mediation before the Hon. Gary Feess (Ret.) of Phillips ADR Enterprises. Following the mediation, and over the course of several months, the Parties engaged in extensive arm’s-length negotiations in an effort to resolve the Derivative Action. In July 2025, the Parties reached an agreement in principle on the material terms of a settlement, consisting of significant corporate governance reforms to be implemented and maintained by CareDx.
19.On September 9, 2025, the Parties participated in a mediation session before Jed D. Melnick, Esq., a nationally regarded JAMS mediator, to mediate the attorneys’ fee negotiation. The mediation was unsuccessful. The Parties finalized the Settlement without an attorneys’ fees component.. On September 26, 2025, the Parties executed the Stipulation. If the Court preliminarily approves the Settlement, Plaintiffs’ Counsel intends to file a Fee and Expense Application simultaneously with Plaintiffs’ motion for final approval of the Settlement, which Defendants intend to oppose. The Court will determine whether to approve Plaintiffs’ Counsel’s Fee and Expense Application or some other amount the Court deems appropriate.
PLAINTIFFS’ CLAIMS AND THE BENEFITS OF THE SETTLEMENT; DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
20.Plaintiffs commenced the Derivative Action in good faith and continue to believe that their derivative claims have legal merit, and the entry by the Plaintiffs into the Stipulation is not an admission as to lack of any merit of any derivative claims asserted or that could be asserted in the Derivative Action. Plaintiffs and Plaintiffs’ Counsel believe that the claims raised in the Derivative Action have merit and that their investigations support the claims. Without conceding the merit of any of the Defendants’ defenses, and in light of the benefits of the Settlement as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trial(s) and appeal(s), Plaintiffs and Plaintiffs’ Counsel have concluded that it is desirable that the Derivative Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. The Settlement also resolves all claims asserted in the Burns Action. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Action against Defendants through trial(s) and through possible appeal(s). Plaintiffs and Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as would be entailed by the Derivative Action, the difficulties and delays inherent in such litigation, the cost to the Company — on behalf of which Plaintiffs filed the Derivative Action — and distraction to the management of CareDx that would result from extended litigation. Based on their evaluation, and in light of what Plaintiffs and Plaintiffs’ Counsel believe to be the significant benefits conferred upon the Company as a result of the Settlement, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement is in the best interests of Plaintiffs and the Company, and have agreed to settle the Derivative Action upon the terms and subject to the conditions set forth in the Stipulation.
21.Each of the Defendants has expressly denied, and continues to deny, that he, she or it committed any breach of duty, breached any other law, or engaged in any of the wrongful acts alleged in the Derivative Action or the Burns Action, expressly maintains that he, she or it diligently and scrupulously complied with his, her or its fiduciary and other legal duties, to the extent such duties exist, and further believes that the Derivative Action and the Burns Action are without merit. Nonetheless, Defendants have concluded that further litigation of the Derivative Action or the Burns Action would be protracted, burdensome, and expensive, and that it is desirable and beneficial to them that they secure releases to the fullest extent permitted by law and that the Derivative Action and the Burns Action be fully and finally settled and terminated in

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

the manner and upon the terms and conditions set forth in the Stipulation. As set forth further in the Stipulation, neither the Settlement nor any of the terms of the Stipulation shall be construed or deemed to be evidence of or constitute an admission, concessions, or finding of any fault, liability, wrongdoing, or damage whatsoever or the infirmity in the defenses that Defendants have, or could have, asserted.
22.The Parties wish to settle and resolve the claims asserted by Plaintiffs in the Derivative Action and in the Burns Action, and the Parties have, following arm’s-length negotiations, reached an agreement in principle as set forth in the Stipulation, providing for the settlement of the Derivative Action and the Burns Action on the terms and subject to the conditions set forth below. The Parties believe the Settlement is in the best interests of the Parties and CareDx.

TERMS OF THE PROPOSED SETTLEMENT
23.The principal terms, conditions, and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation and its accompanying Exhibits, which have been filed with the Court and are available at https://investors.caredx.com/investor-relations.

24.As a result of the negotiations between and among the Parties, in consideration for the full settlement and release of the Released Claims, and upon Final Approval, CareDx will implement the Corporate Governance Reforms described below and reflected in Exhibit A to the Stipulation. Defendants acknowledge that Plaintiffs caused CareDx’s adoption, implementation, and maintenance of the Corporate Governance Reforms. The Corporate Governance Reforms shall remain in effect for a period of not less than four (4) years; provided, however, that the Corporate Governance Reforms shall not be binding upon any successor or acquirer of CareDx in the event of a change in control or upon any divested business. Defendants acknowledge and agree that the Corporate Governance Reforms are significant and confer substantial benefits upon CareDx and its shareholders.

Audit Committee Enhancement: The Audit Committee shall conduct executive sessions on no less frequently than a quarterly basis with the auditor, SOX lead, and CFO to discuss any topics relevant to fulfilling its responsibilities, including, as applicable: (i) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, or liquidity; and (ii) any other matter required to be disclosed under state and federal securities laws and regulations, soliciting input, as needed, from the Disclosure Committee (defined below).
Disclosure Committee: The Company shall create a management-level disclosure committee (the “Disclosure Committee”) consisting of the CEO, CFO, GC, Chief Medical Officer, and VP of Corporate Communications, to provide strategic oversight of the Company’s external communications, including, earnings transcripts, SEC filings, press releases, investor presentations, scientific publications, and corporate communications, to ensure alignment to strategic

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

objectives and compliance with applicable law. The Disclosure Committee shall also meet with functional leaders that are not members of the Committee, as necessary, to establish clear communications of strategic objectives and assess strategic communications planning with respect to public reporting on matters that have a potential impact on customers, investors, media, and the general public. The Disclosure Committee shall meet not less than quarterly, and the chairman of the Disclosure Committee (or designee thereof) shall report to the full Board not less than quarterly.
Compliance Review: The Company shall engage outside counsel by no later than the end of the first fiscal quarter of 2026 to provide an independent compliance assessment, focusing, in particular, on the Company’s compliance with applicable health care laws, including the False Claims Act, Stark Law, and Anti-Kick Back Statute. As part of this assessment, counsel shall recommend any compliance-related reforms and enhancements. The Company shall provide a budget of $250,000 for this assessment. Following this assessment, the Company shall use its reasonable best efforts to implement these enhancements and provide for an annual budget for the fiscal years 2027 and 2028 of not less than $250,000 per year in connection with the implementation and monitoring of the enhancements and related compliance and risk mitigation initiatives. The Company shall update the full Board concerning the status of the compliance review as part of the General Counsel’s Quarterly Compliance Report (discussed below).
Annual Risk Assessment: The Company, with the participation of the General Counsel or his or her designee, shall, on an annual basis, conduct a risk assessment and report to the Board of Directors any material risks to the Company, including any material risks related to compliance with applicable laws and regulations, and identify actual and potential steps to mitigate material known risks.

Executive Training: The Company shall require annual training for officers and directors on risk assessment, compliance with laws and regulations concerning public disclosures regarding the company, legal and regulatory updates pertinent to their responsibilities, and healthcare compliance matters (including relevant healthcare laws and regulations and best practices for sales, marketing, and billing).
Quarterly Compliance Report: The General Counsel shall, on a quarterly basis, provide updates to the Board of Directors on the continued development and work of CareDx’s compliance program.
PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES
25.Defendants acknowledge that Plaintiffs’ Counsel are entitled to seek an award of attorneys’ fees and litigation expenses in connection with the Derivative Action and the Settlement.

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

26.After negotiating the principal terms of the Settlement, the Parties, acting by and through their respective counsel, with the assistance of a nationally recognized neutral mediator, separately negotiated the attorneys’ fees and expenses CareDx would pay or cause to be paid to Plaintiffs’ Counsel based on the substantial benefits conferred upon CareDx by the Settlement. The parties were unable to reach an agreement as to Plaintiffs’ Counsel’s attorneys’ fees and expenses. The parties have finalized the Stipulation without an attorneys’ fees component. Plaintiffs’ Counsel will file a Fee and Expense Application to the Court simultaneously with Plaintiffs’ separate motion for final settlement approval. Plaintiffs’ Counsel intends to seek an award of attorneys’ fees, reimbursement of expenses, and service awards, if any, for Plaintiffs and Plaintiffs’ Counsel in an amount not to exceed $1.2 million, subject to the Court’s approval. Defendants intend to oppose the Fee and Expense Application. Plaintiffs’ Counsel may apply to the Court for the service award of up to $2,500 for each of the Plaintiffs in recognition of Plaintiffs’ participation and efforts in the prosecution of the Derivative Action, to be paid from any award of fees and expenses to Plaintiffs’ Counsel’s approved by the Court. The amount of attorneys’ fees and expenses awarded will be within the sole discretion of the Court.
27.The Parties further stipulated that the Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of the Fee and Expense Application. The failure of the Court to approve the requested Fee and Expense Application, in whole or in part, shall have no effect on the Settlement, and final resolution by the Court of the requested Fee and Expense Application shall not be a precondition to the dismissal of the Derivative Action.
28.The Court will ultimately determine the amount of any fee and expense award to Plaintiffs’ Counsel. Any Court-approved fee and expense award will be payable by the Defendants. CareDx stockholders are not personally liable for any such fees or expenses.
DISMISSAL AND RELEASES
29.If the Settlement is preliminarily approved, the Parties will request that the Court grant Final Approval of the Settlement.
30.Upon Final Approval, Plaintiff Releasing Parties, by operation of the Settlement and to the fullest extent permitted by law, shall completely, fully, finally and forever release, relinquish, settle and discharge each and all of the Released Defendants from any and all of Plaintiffs’ Released Claims.
31.Upon Final Approval, Defendant Releasing Parties, by operation of the Settlement and to the fullest extent permitted by law, shall completely, fully, finally, and forever release, relinquish, settle and discharge each and all of the Released Plaintiffs from any and all of Defendants’ Released Claims.
32.“Plaintiffs’ Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, offsets, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown, asserted or unasserted, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, that Plaintiff Releasing Parties asserted or could have asserted on behalf of nominal defendant CareDx Inc. in the Derivative Action in any court, tribunal, forum or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, and which are based upon, arise out of, relate in any way to, or involve,

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directly or indirectly, (i) the actions, inactions, deliberations, discussions, decisions, votes, or any other conduct of any kind by any of the Released Defendants, relating in any way to any agreement, transaction, occurrence, conduct, or fact alleged or set forth in the Derivative Action, or (ii) the commencement, prosecution, defense, mediation or settlement of the Derivative Action; provided, however, for the avoidance of doubt, that Plaintiffs’ Released Claims shall not include any claims to enforce this Settlement.

33.“Defendants’ Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, offsets, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown, asserted or unasserted, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, which were or which could have been asserted by any of the Defendant Releasing Parties in any court, tribunal, forum or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule, and which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, (a) the actions, inactions, deliberations, discussions, decisions, votes, or any other conduct of any kind by any of the Released Plaintiffs, relating in any way to any agreement, transaction, occurrence, conduct, or fact alleged or set forth in the Derivative Action, or (b) the commencement, prosecution, defense, mediation or settlement of the Derivative Action; provided, however, for the avoidance of doubt, that Defendants’ Released Claims shall not include any claims to enforce the Settlement.
34.“Unknown Claims” means any Released Claim which the Releasing Party does not know or suspect exist in his, her, or its favor at the time of the Released Claims as against the Released Parties, including without limitation those which, if known by him, her or it, might have affected his, her or its release of the Released Parties or decision(s) to enter into or object to the Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, the Parties shall expressly waive, and each Releasing Party shall, by operation of the Order and Final Judgment, be deemed to have expressly waived, any and all provisions, rights, and benefits conferred by California Civil Code § 1542 and any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
The Parties acknowledge that they may hereafter discover facts, legal theories or authorities in addition to or different from those which they or their respective counsel now know or believe to be true with respect to the subject matter of the Released Claims or that, had they known, may have affected their decision to enter into this Stipulation, but they are notwithstanding this

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
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potential entering into this Stipulation and intend it to be a full, final, and permanent resolution of the matters at issue in the Derivative Action. The Parties acknowledge, and each Releasing Party shall, by operation of law, be deemed to have acknowledged, that the foregoing waiver and the inclusion of the “Unknown Claims” in the definition of the Plaintiffs’ Released Claims and Defendants’ Released Claims were separately bargained for and was a material element of the Settlement.
35.“Released Claims” means Plaintiffs’ Released Claims and Defendants’ Released Claims.
36.“Plaintiff Releasing Parties” means Plaintiffs, Burns, CareDx, Plaintiffs’ Counsel, and each and every CareDx stockholder derivatively on behalf of CareDx, and their respective agents, spouses, heirs, predecessors, successors, transferors, transferees, personal or legal representatives, parents, subsidiaries, employees, affiliates, partners, investors, advisors, insurers, and assigns.

37.“Defendant Releasing Parties” means Defendants, Defendants’ Counsel, and their respective agents, spouses, heirs, predecessors, successors, transferors, transferees, personal representatives, representatives, parents, subsidiaries, affiliates, partners, investors, advisors, and assigns.
38.“Releasing Parties” means the Plaintiff Releasing Parties and the Defendant Releasing Parties.
39.“Released Plaintiffs” means Plaintiffs, Plaintiffs’ Counsel, Burns, and any and all of their former, current or future agents, parents, controlling persons, general or limited partners, members, managers, managing members, direct or indirect equity holders, subsidiaries, affiliates, employees, officers, directors, predecessors, successors, attorneys, heirs, successors in interest, assigns, insurers, reinsurers, consultants, other personal or legal representatives, servants, respective past or present family members, spouses, agents, fiduciaries, partners, corporations, direct or indirect affiliates, bankers, estates, and advisors.
40.“Released Defendants” means: (a) Defendants, including nominal defendant CareDx, and any and all of their and CareDx’s respective former, current, or future agents, parents, controlling persons, general or limited partners, members, managers, managing members, direct or indirect equity holders, subsidiaries, affiliates, employees, officers, directors, predecessors, successors, attorneys, heirs, successors in interest, assigns, insurers, reinsurers, consultants, other personal or legal representatives and servants; (b) for each and all of the persons identified in the foregoing clause, any and all of their respective past or present trusts, foundations, investors, insurers, reinsurers, partnerships, general or limited partners or partnerships, joint ventures, member firms, limited liability companies, corporations, parents, controlling persons, subsidiaries, divisions, direct or indirect affiliates, associated entities, stockholders, members, managing members, managing agents, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion, underwriters, brokers, dealers, lenders, commercial bankers, attorneys in fact, counsel, accountants and associates that are not natural persons; (c) for each and all of the persons identified in the foregoing clauses of this Section that are not natural persons, any and all of their respective past or present trustees, agents, employees, fiduciaries, partners, controlling persons, principals,

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
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officers, managers, directors, managing directors, members, managing members, managing agents, financial or investment advisors, advisors, consultants, brokers, dealers, lenders, attorneys in fact, counsel, accountants, and associates who are natural persons; (d) for each and all of the persons identified in the foregoing clauses of this Section that are not natural persons, their respective successors and assigns; (e) for each and all of the persons identified in the foregoing clauses of this Section who are natural persons, all their past or present family members or spouses, and the heirs, executors, estates, administrators, personal or legal representatives, assigns, beneficiaries, and distributees of any of the foregoing; and (f) Defendants’ Counsel.
41.“Released Parties” means the Released Plaintiffs and the Released Defendants.
SETTLEMENT HEARING
42.On _______, 20___ at __:__ __.m., the Settlement Hearing will be held before the Honorable Trina L. Thompson, at the United States District Court for the Northern District of California, San Francisco Courthouse, Courtroom 9, 19th Floor, 450 Golden Gate Avenue, California, CA 94102. At the Settlement Hearing, the Court will: (a) determine whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, adequate, and in the best interests of CareDx and its stockholders; (b) determine whether the notice provided fully satisfies the requirements of Rule 23.1 and due process; (c) determine whether a judgment substantially in the form attached as Exhibit D to the Stipulation should be entered dismissing the Action with prejudice against Defendants; (d) determine whether Plaintiffs’ Counsel’s Fee and Expense Application should be approved; (e) hear and determine any objections to the Settlement or Plaintiffs’ Counsel Fee and Expense Application; and (f) consider any other matters that may properly be brought before the Court in connection with the Settlement.
43.Please Note: The date and time of the Settlement Hearing may change without further written notice to CareDx stockholders, or the Court may decide to conduct the Settlement Hearing by video or telephonic conference, or otherwise allow CareDx stockholders to appear at the hearing by telephone or video, without further written notice to CareDx stockholders. Before making any plans to attend the Settlement Hearing, and in order to determine whether the date and time of the Settlement Hearing have changed, or whether CareDx stockholders must or may participate by telephone or video, it is important to monitor the Court’s docket and the following website: https://investors.caredx.com/investor-relations. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted at https://investors.caredx.com/investor-relations. Also, if the Court requires or allows CareDx stockholders to participate in the Settlement Hearing by telephone or videoconference, the information needed to access the conference will be posted at https://investors.caredx.com/investor-relations.
44.Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and all CareDx stockholders are barred and enjoined from commencing, prosecuting, instigating or in any way participating in the commencement or prosecution of any action asserting any of the Released Claims, either directly, representatively, derivatively, or in any other capacity, against Defendants or any of the Released Parties.

RIGHT TO ATTEND SETTLEMENT HEARING
45.Any current CareDx stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

comply with the procedures for objecting, which are set forth below. The Court, however, will consider any submission made in accordance with the provisions below, even if you do not attend the Settlement Hearing.
46.The Court has the right to change the hearing date or time without further notice or to hold it telephonically or via another remote process. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. Current shareholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action.

RIGHT TO OBJECT TO THE PROPOSED SETTLEMENT AND PROCEDURES FOR DOING SO
47.Any current CareDx stockholder may appear and show cause, if he, she or it has any reason why the Settlement should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why the separately negotiated attorneys’ fees and expenses should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.
48.You may not object to the Settlement or Plaintiffs’ motion for an award of attorneys’ fees and expenses if you are not a CareDx stockholder.
You Must Make Detailed Objections in Writing
49.Any objections must be presented in writing and must contain the following information:
a.Your name, legal address, e-mail address, and telephone number;
b.The case name and number;
c.Proof of current ownership of CareDx common stock, including the number of shares and documentary evidence of when such stock ownership was acquired, with such ownership having existed on or before September 26, 2025;
d.The date(s) you acquired your CareDx shares;
e.A written detailed statement of each objection being made that states with specificity the grounds for the objection, including any legal and evidentiary support you wish to bring to the Court’s attention;
f.Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and
g.Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.
50.The Court may, in its sole discretion, consider any objection that does not substantially comply with these requirements.
You Must Timely Deliver Written Objections to the Court
51.All written objections and supporting papers must be submitted to the Court either by mailing them to:

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
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Office of the Clerk
UNITED STATES DISTRICT COURT
450 Golden Gate Avenue
San Francisco, CA 94102
OR by filing them in person at any location of the United States District Court for the Northern District of California.
52.YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN _____________________, 20___.
53.Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court.
54.Your written objection must also be mailed and e-mailed to:
Plaintiffs’ Counsel:
Correy A. Suk
Levi & Korsinsky, LLP
33 Whitehall Street, 27th Floor
New York, New York 10004
Telephone: (212) 363-7500
csuk@zlk.com
Erica L. Stone
The Rosen Law Firm, P.A.
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Email: estone@rosenlegal.com
Melissa A. Fortunato
Bragar Eagel & Squire, P.C.
580 California Street, Suite 1200
San Francisco, CA 94104
Telephone: (415) 568-2124
Email: fortunato@bespc.com
Defendants’ Counsel:
Charles D. Cording
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 728-8000
ccording@willkie.com

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
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55.Unless the Court orders otherwise, any person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and shall be bound by the Final Judgment to be entered and the releases to be given.
HOW TO OBTAIN ADDITIONAL INFORMATION
56.This Notice summarizes the Stipulation. It is not a complete statement of the events of the derivative litigation or the Settlement contained in the Stipulation.
57.You may inspect the Stipulation and other papers in the Derivative Action at the United States District Court Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District Court for the Northern District of California, 405 Golden Gate Avenue, San Francisco, CA 94102. However, you may also contact counsel listed below to obtain a copy of the Stipulation. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at https://investors.caredx.com/investor-relations.
58.If you have any questions about matters in this Notice you may contact:
Correy A. Suk
Levi & Korsinsky, LLP
33 Whitehall Street, 27th Floor
New York, New York 10004
Telephone: (212) 363-7500
csuk@zlk.com
Erica L. Stone
The Rosen Law Firm, P.A.
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Email: estone@rosenlegal.com
Melissa A. Fortunato
Bragar Eagel & Squire, P.C.
580 California Street, Suite 1200
San Francisco, CA 94104
Telephone: (415) 568-2124
Email: fortunato@bespc.com
PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
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Dated:    _________________, 20__
BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA

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EXHIBIT C — NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF
SHAREHOLDER DERIVATIVE ACTION; CASE NO. 3:25-CV-02036-TLT

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA

JEFFREY EDELMAN, JAYSEN STEVENSON, and CHRISTIAN JACOBSEN, Derivatively on Behalf of CareDx, Inc.,
Plaintiffs,
v.
GEORGE BICKERSTAFF, FRED COHEN, CHRISTINE COURNOYER, GRACE E. COLÓN, ANKUR DHINGRA, MICHAEL D. GOLDBERG, WILLIAM HAGSTROM, PETER MAAG, REGINALD SEETO, RALPH SNYDERMAN, ARTHUR A. TORRES, and HANNAH VALANTINE,
Individual Defendants,
-and-
CAREDX, INC.,
Nominal Defendant.
Case No. 3:25-cv-02036-TLT (Shareholder Derivative Action) EXHIBIT D — [PROPOSED] FINAL ORDER AND JUDGMENT

A hearing having been held before this Court on __________________, 20___, pursuant to the Court’s Order of _____________, 20__ (the “Preliminary Approval Order”), upon the Stipulation and Agreement of Compromise, Settlement, and Release (the “Stipulation” or the “Settlement”), entered into in the above-captioned shareholder derivative action (the “Derivative Action”), which is incorporated herein by reference, it appearing that due notice of the hearing has been given in accordance with the Preliminary Approval Order, the Parties having appeared by their respective attorneys of record, the Court having heard and considered evidence in support of the proposed Settlement, the attorneys for the Parties having been heard, an opportunity to be heard having been given to all other persons and entities requesting to be heard

EXHIBIT D — [PROPOSED] FINAL ORDER AND JUDGMENT
CASE NO. 3:25-CV-02036-TLT

in accordance with the Preliminary Approval Order, the Court having determined that notice to CareDx stockholders was adequate and sufficient, and the entire matter of the Settlement having been heard and considered by the Court,
IT IS HEREBY, ORDERED, ADJUDGED AND DECREED, this _____ day of ___, 20__, that:
1.Except for terms defined herein, the capitalized terms used herein shall have the same meanings as they have in the Stipulation.
2.The Court has jurisdiction over the subject matter of the Derivative Action, and all matters relating to the Settlement of the Derivative Action, as well as personal jurisdiction over all of the Parties, and it is further determined that the Parties and CareDx stockholders, as well as their heirs, executors, successors, and assigns, are bound by this Order and Final Judgment.
3.Notice of the pendency of the Derivative Action and of the proposed Settlement has been given to CareDx stockholders by publication, pursuant to and in the manner directed by the Preliminary Approval Order. Proof of dissemination of the Notice and Summary Notice was filed with the Court and full opportunity to be heard has been offered to all Parties and to all other persons and entities in interest with respect to all matters relating to the Settlement. The form and manner of the Notice and Summary Notice is hereby determined to have provided due and sufficient notice of the Settlement, constituted the best notice practicable under the circumstances, and to have been given in full compliance with the requirements of Federal Rule of Civil Procedure 23.1, due process, and any other applicable law.

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EXHIBIT D — [PROPOSED] FINAL ORDER AND JUDGMENT
CASE NO. 3:25-CV-02036-TLT

4.Based on the record of the Derivative Action, each of the provisions of Rule 23.1 of the Federal Rules of Civil Procedure has been satisfied. The Derivative Action has been properly maintained according to the provisions of Rule 23.1 of the Federal Rules of Civil Procedure.
5.The Settlement is found to be fair, reasonable, adequate, and in the best interests of the Company and its stockholders and is hereby approved pursuant to Federal Rule of Civil Procedure 23.1. The Parties are hereby authorized and directed to comply with and to consummate the Settlement in accordance with its terms and provisions, and the Clerk of Court is directed to enter and docket this Order and Final Judgment.
6.The Court finds that all Parties and their counsel have complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure as to all proceedings herein.
7.The Derivative Action is hereby dismissed with prejudice. The Parties shall bear their own fees, costs, and expenses, except as provided in paragraph 15 below or as otherwise provided in the Stipulation and the Preliminary Approval Order. Within seven (7) calendar days of the entry of this Final Order and Judgment, the Burns Plaintiff shall move to dismiss the Burns Action with prejudice.1
8.Upon Final Approval of the Settlement, Plaintiff Releasing Parties, by operation of the Settlement and to the fullest extent permitted by law, shall completely, fully, finally and forever release, relinquish, settle and discharge each and all of the Released Defendants from any and all of the Plaintiffs’ Released Claims.
1 Although filed only in the Derivative Action, the Settlement also resolves the Burns Action.

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EXHIBIT D — [PROPOSED] FINAL ORDER AND JUDGMENT
CASE NO. 3:25-CV-02036-TLT

9.Upon Final Approval of the Settlement, Defendant Releasing Parties, by operation of the Settlement and to the fullest extent permitted by law, shall completely, fully, finally and forever release, relinquish, settle and discharge each and all of the Released Plaintiffs from any and all of the Defendants’ Released Claims.
10.Plaintiffs, CareDx, and any CareDx stockholder derivatively on behalf of CareDx waives and relinquishes, to the fullest extent permitted by law, the provisions, rights, and benefits of any state, federal, or foreign law or principle of common law, which may have the effect of limiting the Released Claims.
11.The Parties acknowledge, and CareDx stockholders shall be deemed to acknowledge, that he, she, they, or it has been advised and/or is familiar with the provisions of California Civil Code § 1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH DEBTOR OR THE RELEASED PARTY.
12.The Parties acknowledge, and CareDx stockholders shall be deemed to acknowledge, that he, she, they, or it may hereafter discover Released Claims that he, she, they, or it did not know or suspect to exist in his, her, their, or its favor at the time of execution or Final Approval of the Settlement, including without limitation those which, if known, might have affected his, her, their, or its decision to enter into or object to the Settlement. Nevertheless, the Parties acknowledge, and CareDx stockholders shall be deemed to acknowledge, that the Stipulation has been negotiated and agreed upon in light of such possible Unknown Claims, and

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EXHIBIT D — [PROPOSED] FINAL ORDER AND JUDGMENT
CASE NO. 3:25-CV-02036-TLT

each expressly waives, or shall be deemed to have waived, any and all rights under California Civil Code § 1542 and under any other federal or state statute or law of similar effect. The Parties acknowledge, and CareDx stockholders shall be deemed to have acknowledged, that this waiver was expressly bargained for and is an integral element of the Settlement.
13.Neither this Order and Final Judgment, the Stipulation, nor the Settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, is or may be deemed to be or may be used as an admission of, or evidence of: (a) the validity or lack thereof of any Released Claim, or of any wrongdoing or liability of the Released Parties; and/or (b) any fault or omission of the Released Parties in any civil, criminal, or administrative proceeding in any court, or any administrative proceeding in any court, administrative agency, or other tribunal. The Released Parties may file the Stipulation and/or this Order and Final Judgment in any other action that may be brought against it or them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or similar defense or counterclaim.
14.In the event that the Settlement is terminated pursuant to the terms of the Stipulation or if the Settlement does not obtain Final Approval for any reason, then: (i) the Settlement and the Stipulation shall be null and void and of no force and effect; (ii) this Order and Final Judgment and related orders entered by the Court shall in all events be treated as vacated, nunc pro tunc; and (iii) the Settlement and Stipulation shall not be deemed to prejudice in any way the respective positions of the Parties with respect to the Derivative Action or the Burns Action, nor shall it be interpreted, construed, deemed, invoked, offered, or received in

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EXHIBIT D — [PROPOSED] FINAL ORDER AND JUDGMENT
CASE NO. 3:25-CV-02036-TLT

evidence or otherwise used by any person in the Derivative Action or the Burns Action, or in any other action or proceeding.
15.Without affecting the finality of this Order and Final Judgment in any way, Plaintiffs’ Counsel are awarded attorneys’ fees and expenses in the amount of $[●] (inclusive of costs), which award the Court finds to be fair and reasonable, and which shall be paid to Plaintiffs’ Counsel in accordance with the Stipulation. Out of this amount, Plaintiffs’ Counsel may pay a service award of $[●] to each of the Plaintiffs in recognition of their role in securing the benefits for CareDx provided for in the Settlement.
16.Without affecting the finality of this Order and Final Judgment in any way, and subject to the terms of the Stipulation, this Court reserves jurisdiction over all matters relating to the implementation and enforcement of the terms of the Stipulation and this Order and Final Judgment.
IT IS ORDERED.
DATED:    ______________
HONORABLE TRINA L. THOMPSON
UNITED STATES DISTRICT JUDGE

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EXHIBIT D — [PROPOSED] FINAL ORDER AND JUDGMENT
CASE NO. 3:25-CV-02036-TLT

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA

JEFFREY EDELMAN, JAYSEN STEVENSON, and CHRISTIAN JACOBSEN, Derivatively on Behalf of CareDx, Inc.,
Plaintiffs,
v.
GEORGE BICKERSTAFF, FRED COHEN, CHRISTINE COURNOYER, GRACE E. COLÓN, ANKUR DHINGRA, MICHAEL D. GOLDBERG, WILLIAM HAGSTROM, PETER MAAG, REGINALD SEETO, RALPH SNYDERMAN, ARTHUR A. TORRES, and HANNAH VALANTINE,
Individual Defendants,
-and-
CAREDX, INC.,
Nominal Defendant.
Case No. 3:25-cv-02036-TLT (Shareholder Derivative Action) EXHIBIT E — SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

TO:    ALL OWNERS OF THE COMMON STOCK OF CAREDX, INC. (“CAREDX” OR THE “COMPANY”) CURRENTLY AND AS OF SEPTEMBER 26, 2025, EXCLUDING DEFENDANTS AND ANY ENTITY IN WHICH THEY HAVE A CONTROLLING INTEREST AND OFFICERS AND DIRECTORS OF THE COMPANY AND THEIR LEGAL REPRESENTATIVES, HEIRS, SUCCESSORS, OR ASSIGNS (“CURRENT CAREDX SHAREHOLDERS”)
PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. This notice relates to the pendency and proposed settlement (the “Settlement”) of shareholder derivative litigation captioned Edelman et al. v. Bickerstaff et al., Case No. 3:25-cv-02036-TLT (N.D. Cal.) (the “Derivative Action”), and the derivative action captioned Edward W. Burns IRA v. Goldberg, et al., Case No. 2024-0282-NAC (Del. Ch.) (the “Burns Action”). If the court approves the Settlement, you will be forever barred from contesting the approval of the Settlement and from pursuing the released claims.

All capitalized terms in this notice (the “Summary Notice”) that are not otherwise defined herein have the same meanings provided in the Stipulation and Agreement of Compromise, Settlement, and Release filed in the Derivative Action on September 26, 2025 (the

“Stipulation”), by and among plaintiffs Jeffrey Edelman, Jaysen Stevenson, and Christian Jacobsen (the “Derivative Plaintiffs”), defendants George Bickerstaff, Fred Cohen, Christine Cournoyer, Grace E. Colón, Ankur Dhingra, Michael D. Goldberg, William Hagstrom, Peter Maag, Reginald Seeto, Ralph Snyderman, Arthur A. Torres, and Hannah Valentine (the “Individual Defendants”), nominal defendant CareDx, Inc. (“CareDx” or the “Company” and together with Individual Defendants, the “Defendants”), and Plaintiff Edward W. Burns IRA (the “Burns Plaintiff” and together with the Derivative Plaintiffs the “Plaintiffs” and collectively with the Defendants, the “Parties”).
THIS SUMMARY NOTICE PROVIDES ONLY A SUMMARY OF THE MATERIALS TERMS OF THE SETTLEMENT AND RELEASES. For the full terms and conditions of the settlement, please review the Stipulation, which, together with its exhibits and the complete notice, is available on CareDx’s investor relations website at https://investors.caredx.com/investor-relations, by accessing the Court docket in this case, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or by visiting the Office of the Clerk of the Court for the United States District Court for the Northern District of California, San Francisco Courthouse, 450 Golden Gate Avenue, San Francisco, CA 94102, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays. Because the Settlement involves the resolution of derivative actions, which were brought on behalf of and for the benefit of the Company, and not individual or class actions on behalf of CareDx stockholders, the benefits from the Settlement will go to CareDx. Individual CareDx stockholders will not receive any direct payment from the Settlement. ACCORDINGLY, THERE IS NO PROOF OF CLAIM FORM FOR STOCKHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT. STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS SUMMARY NOTICE.

This Summary Notice describes the legal rights you may have in the Derivative Action and pursuant to the Stipulation and what steps you may take, but are not required to take, in relation to the Settlement.
In consideration of the Settlement and the releases provided therein, and subject to the terms and conditions of the Stipulation, the Parties have agreed to the following settlement consideration for CareDx:
1.CareDx will implement the Corporate Governance Reforms described below and reflected in Exhibit A to the Stipulation, which shall remain in effect for a period of not less than four (4) years; provided, however, that the Corporate Governance Reforms shall not be binding upon any successor or acquirer of CareDx in the event of a change in control or upon any divested business.

Audit Committee Enhancement: The Audit Committee shall conduct executive sessions on no less frequently than a quarterly basis with the auditor, SOX lead, and CFO to discuss any topics relevant to fulfilling its responsibilities, including, as applicable: (i) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, or liquidity; and (ii) any other matter required to be disclosed under state and federal securities laws and regulations, soliciting input, as needed, from the Disclosure Committee (defined below).
Disclosure Committee: The Company shall create a management-level disclosure committee (the “Disclosure Committee”) consisting of the CEO, CFO, GC, Chief Medical Officer, and VP of Corporate Communications, to provide strategic oversight of the Company’s external communications, including, earnings transcripts, SEC filings, press releases, investor presentations, scientific publications, and corporate communications, to ensure alignment to strategic objectives and compliance with applicable law. The Disclosure Committee shall also meet with functional leaders that are not members of the Committee, as necessary, to establish clear communications of strategic objectives and assess strategic communications planning with respect to public reporting on matters that have a potential impact on customers, investors, media, and the general public. The Disclosure Committee shall meet not less than quarterly, and the chairman of the Disclosure Committee (or designee thereof) shall report to the full Board not less than quarterly.
Compliance Review: The Company shall engage outside counsel by no later than the end of the first fiscal quarter of 2026 to provide an independent compliance assessment, focusing, in particular, on the Company’s compliance with applicable health care laws, including the False Claims Act, Stark Law, and Anti-Kick Back Statute. As part of this assessment, counsel shall recommend any compliance-related reforms and enhancements. The Company shall provide a budget of $250,000 for this assessment. Following this assessment, the Company shall use its reasonable best efforts to implement these enhancements and provide for an annual budget for the fiscal years 2027 and 2028 of not less than $250,000 per year in connection with the implementation and monitoring of the enhancements and related compliance and risk mitigation initiatives. The Company shall update the full Board concerning the status of the compliance review as part of the General Counsel’s Quarterly Compliance Report (discussed below).
Annual Risk Assessment: The Company, with the participation of the General Counsel or his or her designee, shall, on an annual basis, conduct a risk assessment and report to the Board of Directors any material risks to the Company, including any material risks related to compliance with applicable laws and regulations, and identify actual and potential steps to mitigate material known risks.

Executive Training: The Company shall require annual training for officers and directors on risk assessment, compliance with laws and regulations concerning public disclosures regarding the company, legal and regulatory updates pertinent to their responsibilities, and healthcare compliance matters (including relevant healthcare laws and regulations and best practices for sales, marketing, and billing).

Quarterly Compliance Report: The General Counsel shall, on a quarterly basis, provide updates to the Board of Directors on the continued development and work of CareDx’s compliance program.
2.Plaintiffs’ Counsel intends to request approval of an award of attorneys’ fees, reimbursement of expenses, and service awards, if any, for Plaintiffs and Plaintiffs’ Counsel in an amount not to exceed $1.2 million, subject to the Court’s approval (the “Fee and Expense Application”). Defendants intend to oppose Plaintiffs’ Counsel’s Fee and Expense Application. The amount of attorneys’ fees and expenses awarded will be within the sole discretion of the Court.
3.Plaintiffs’ Counsel may apply to the Court for a service award of up to $2,500 for each of the Plaintiffs, to be paid from any award of fees and expenses to Plaintiffs’ Counsel approved by the Court.
4.CareDx stockholders are not personally liable for any such fees or expenses approved by the Court. Neither the Company nor any of the Individual Defendants shall be liable for any portion of any service award.
5.Upon final approval of the Settlement, Plaintiff Releasing Parties, by operation of the Settlement and to the fullest extent permitted by law, shall completely, fully, finally and forever release, relinquish, settle and discharge each and all of the Released Defendants from any and all of Plaintiffs’ Released Claims.
6.Upon final approval of the Settlement, Defendant Releasing Parties, by operation of the Settlement and to the fullest extent permitted by law, shall completely, fully, finally, and forever release, relinquish, settle and discharge each and all of the Released Plaintiffs from any and all of Defendants’ Released Claims.
The Court has scheduled a Final Approval Hearing, to be held on ________________, 20__ at __:__ __.m, at the United States District Court for the Northern District of California, San Francisco Courthouse, Courtroom 9, 19th Floor, 450 Golden Gate Avenue, California, CA 94102 (the “Settlement Hearing”). At the Settlement Hearing, the Court will: (a) determine whether Plaintiffs and Plaintiffs’ Counsel have adequately represented the interests of CareDx and its stockholders; (b) determine whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, adequate, and in the best interests of CareDx and its stockholders; (c) determine whether the notice provided fully satisfies the requirements of Rule 23.1 and due process; (d) determine whether a judgment substantially in the form attached as Exhibit D to the Stipulation should be entered dismissing the Action with prejudice against Defendants; (e) determine whether Plaintiffs’ Counsel’s Fee and Expense Application should be approved; (f) hear and determine any objections to the Settlement or Plaintiffs’ Counsel’s Fee and Expense Application; and (g) consider any other matters that may properly be brought before the Court in connection with the Settlement. The Court has the right to change the hearing date or time without further notice or to hold it telephonically or via another remote process. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court.
Any current CareDx stockholder may, but is not required to, appear in person at the Settlement Hearing. The Court will consider any submission made in accordance with the provisions below, even if you do not attend the Settlement Hearing.
PLEASE NOTE: The date and time of the Settlement Hearing may change without further written notice to CareDx stockholders, or the Court may decide to conduct the Settlement Hearing by video or telephonic conference, or otherwise allow CareDx stockholders to appear at the hearing by telephone or video, without further written notice to CareDx stockholders. Before making any plans to attend the Settlement Hearing, and in order to determine whether the date and time of the Settlement Hearing have changed, or whether CareDx stockholders must or may participate by telephone or video, it is important to monitor the Court’s docket and the following website: https://investors.caredx.com/investor-relations. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted at https://investors.caredx.com/investor-relations. Also, if the Court requires or allows CareDx stockholders to participate in the Settlement Hearing by telephone or videoconference, the information needed to access the conference will be posted at https://investors.caredx.com/investor-relations.
Any current CareDx stockholder may appear and show cause, if he, she or it has any reason why the Settlement should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why the separately negotiated attorneys’ fees and expenses should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. Any objections must be presented in writing and must contain the following information: (i) your name, legal address, e-mail address, and telephone number; (ii) the case name and number; (iii) proof of current ownership of CareDx common stock, including the number of shares and documentary evidence of when such stock ownership was acquired, with such ownership having existed on or before September 26, 2025; (iv) the date(s) you acquired your CareDx shares; (v) a written detailed statement of each objection being made that states with specificity the grounds for the objection, including any legal and evidentiary support you wish to bring to the Court’s attention; (vi) notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and (vii) copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony. Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court. All written objections and supporting papers must be submitted to the Court either by mailing them to:

Office of the Clerk
UNITED STATES DISTRICT COURT
450 Golden Gate Avenue
San Francisco, CA 94102
OR by filing them in person at any location of the United States District Court for the Northern District of California.
YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN ______________________, 20___.
Your written objection must also be mailed and e-mailed to the following individuals and received no later than twenty-one (21) calendar days prior to the Settlement Hearing:
Plaintiffs’ Counsel:

Correy A. Suk
Levi & Korsinsky, LLP
33 Whitehall Street, 27th Floor
New York, New York 10004
Telephone: (212) 363-7500
csuk@zlk.com
Erica L. Stone
The Rosen Law Firm, P.A.
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Email: estone@rosenlegal.com
Melissa A. Fortunato
Bragar Eagel & Squire, P.C.
580 California Street, Suite 1200
San Francisco, CA 94104
Telephone: (415) 568-2124
Email: fortunato@bespc.com

Defendants’ Counsel:

Charles D. Cording
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 728-8000
ccording@willkie.com
Unless the Court orders otherwise, any person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and shall be bound by the Final Judgment to be entered and the releases to be given.
This Summary Notice summarizes the Stipulation. It is not a complete statement of the events of the derivative litigation or the Settlement contained in the Stipulation. If you have any questions about matters in this Summary Notice you may contact:
Correy A. Suk
Levi & Korsinsky, LLP
33 Whitehall Street, 27th Floor
New York, New York 10004
Telephone: (212) 363-7500
csuk@zlk.com
Erica L. Stone
The Rosen Law Firm, P.A.
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Email: estone@rosenlegal.com
Melissa A. Fortunato
Bragar Eagel & Squire, P.C.
580 California Street, Suite 1200
San Francisco, CA 94104
Telephone: (415) 568-2124
Email: fortunato@bespc.com
Dated:    _________________, 20___
BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA